NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit 10.1

AGREEMENT FOR DISTRIBUTION OF PRODUCTS

This Agreement for Distribution of Products (the “Agreement”) is entered into October 30, 2015 between Whole Foods Market Distribution, Inc., a Delaware corporation (“WFM”), and United Natural Foods, Inc., a Delaware corporation (“UNFI”).

RECITALS

A.WFM and its affiliates and subsidiaries are primarily engaged in the sale of natural and organic products. Their operations include retail stores (“WFM Stores”), food production/repacking facilities and distribution centers (together, including WFM Stores, the “WFM Locations”). WFM and its affiliates and subsidiaries have WFM Locations in a number of separate regions which currently include the Florida Region, Mid-Atlantic Region, Mid-West Region, Pacific Northwest Region, Northern Atlantic Region, Northeast Region, Northern California Region, Rocky Mountain Region, South Region, Southern Pacific Region, and the Southwest Region (each a “WFM Region” and collectively the “WFM Regions”).

B.UNFI and its affiliates, subsidiaries and related parties including but not limited to, all distribution arms of the foregoing parties (together with UNFI, the “UNFI Parties”) operate a group of distribution centers (individually a “UNFI DC” and collectively the “UNFI DCs”) that sell natural and organic products. For purposes of this Agreement UNFI Parties specifically excludes Tony’s Fine Foods and Albert’s Organics, Inc. and manufacturing arms and retail divisions of UNFI and its affiliates subsidiaries and related parties.

C.The parties are currently parties to an Agreement for the Distribution of Products dated as of September 26, 2006, as amended (the “Prior Agreement”). The parties desire to terminate the Prior Agreement and enter into this Agreement to set forth the terms upon which UNFI will continue to sell and distribute to WFM Locations and WFM Locations will continue to purchase certain goods and services from UNFI.

NOW, THEREFORE, the parties agree as follows:

1.Term. This Agreement shall have an initial term of ten years (the “Term”) commencing as of September 28, 2015 (the “Effective Date”) and expiring on September 28, 2025.

2.Scope. This Agreement applies to any product purchased by a WFM Location in the continental United States from the UNFI Parties (in any case a “Product” and collectively “Products”).

3.Distribution Arrangement.

(a)The pricing terms set forth in this Agreement will remain in effect as long as WFM uses UNFI as its “Primary Distributor.” WFM is deemed to have used UNFI as its Primary Distributor if the following three conditions are met:

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(i)Starting September 26, 2016 (WFM’s Fiscal Year 2017), each WFM Region (excluding all WFM Stores outside of the continental United States) purchases from the UNFI Parties, at a minimum, [*CONFIDENTIAL*] in Products as were purchased by [*CONFIDENTIAL*];

(ii)Starting September 26, 2017, the cost of Products purchased by each WFM Region (excluding all WFM Stores outside of the continental United States) from UNFI Parties, [*CONFIDENTIAL*], shall be, [*CONFIDENTIAL*]; and

(iii)the average cost per case of Product delivered in [*CONFIDENTIAL*] for the [*CONFIDENTIAL*] shall be, at a minimum, [*CONFIDENTIAL*]. Average cost per case is defined as [*CONFIDENTIAL*]. Items sold [*CONFIDENTIAL*].

For the avoidance of doubt, the above calculations will be made by UNFI at the end of each WFM Period, based upon that period and the prior twelve (12) WFM Periods, for a total of thirteen (13) WFM Periods.

The average cost of orders submitted to the UNFI Parties for Products that are out of stock (“OOS”) will be included in the calculation as purchases from UNFI Parties for determining whether both (a)(i) and (a)(ii) have been satisfied. The following purchases by WFM Stores are not considered to be purchases from a wholesale natural grocery distributor and therefore will not be included in determining the dollar amount of WFM Store product purchases for purposes of this Section 3(a)(ii): (A) purchases by WFM Stores from WFM or any of its affiliates or subsidiaries (collectively, the “WFM Parties”), including, but not limited to, purchases from a WFM distribution center, (B) purchases by WFM Store from the manufacturer of a product, (C) purchases by WFM Stores from non natural grocery distributors including, but not limited to, broad-line food service distributors, non-food distributors and specialty distributors such as but not limited to cheese, produce, meat, seafood, or alcoholic beverage distributors. If at any time UNFI believes that WFM has not satisfied the conditions set forth in Section 3(a)(i), 3(a)(ii) and/or 3(a)(iii), UNFI will notify WFM in writing. WFM will have 3 WFM Periods from receipt of such notice to adjust purchases to meet the requirements. If WFM fails to cure the noncompliance in 3 WFM Periods (calculated on a consecutive 13 WFM Period basis) from the receipt of notice, UNFI’s sole remedy ((except as set forth in Section 20(c)) will be to renegotiate the “Gross Profit Margin Percent” identified in Section 8(d) below.

(b)UNFI agrees to stock all new Products requested by WFM after the Effective Date if a majority of the WFM Stores (but in any case, not less than six WFM Stores or all the WFM Stores in a WFM Region if the WFM Region contains less than six WFM Stores) in the applicable WFM Region agree to purchase the new Product, including, but not limited to, Exclusives (defined in Section 5(b)), Private Label SKUs (defined in Section 6(a)) and Control Label SKUs (defined in Section 6(a)). All new Product vendors must meet UNFI’s reasonable requirements for new vendors. Any single WFM Store requests for a new Product will be reviewed on a case by case basis.

(c)The parties agree that if UNFI purchases the assets or equity and/or otherwise assumes the rights and/or obligations of any entity which, at the time of such purchase/assumption, is providing products directly to WFM and/or acting as a distributor of other parties’ products to WFM, then the following

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

provisions shall apply during the remainder of the term of this Agreement: (i) if the products being supplied to WFM by such entity are the same or similar to the Products currently being provided by UNFI to WFM, then WFM may choose to bring such products under the definition of Products and require UNFI to sell such products under the terms of this Agreement, including without limitation WFM’s purchase obligations set forth in Section 3(a) and UNFI’s pricing obligations set forth in Section 7(a) and (ii) if the products being supplied to WFM by such entity are not the same or similar to the Products currently being provided by UNFI to WFM, then UNFI and WFM may choose to negotiate in good faith to include such products under the terms of this Agreement, with such changes as may be necessary or appropriate due to the nature of the products being included.

4.Reports. At WFM’s reasonable request, UNFI will provide reports to WFM that include all information and data relevant to an evaluation of the WFM account and UNFI’s performance under this Agreement, including, but not limited to, the following reports: (i) all reports requested by WFM to demonstrate compliance with the terms of this Agreement; (ii) any reports of the type provided to WFM prior to the Effective Date; and (iii) all reports requested in this Agreement. In addition, WFM may submit requests to UNFI for additional information and data relating to WFM’s account and UNFI will prepare reports for WFM setting forth the requested information and data. UNFI will use commercially reasonable efforts to provide all such information and data in a timely manner and in the format requested by WFM. WFM may specify either a hard copy or electronic copy. For electronic copies, WFM may specific whether the report will be delivered in CSV, Excel or Word or another format reasonably acceptable to UNFI.

5.	Branded Products.

(a)    Quality Standards. WFM has a list of ingredients located at http://supplier.wholefoodsmarket.com/ (which the WFM Parties may modify from time to time) that WFM does not permit in any products sold at WFM Stores (the “Unacceptable Ingredient List”). UNFI agrees it will not knowingly sell WFM Products that contain ingredients listed on the Unacceptable Ingredient List.

(b)    Limited Time Exclusives. From time to time, WFM and certain Product manufacturers or suppliers may agree that a Product provided by such manufacturer or supplier will be sold exclusively to all WFM Stores (“Exclusives”). If a new Exclusive Product meets the requirements in Section 3(b), UNFI will purchase and stock Exclusives in inventory and for a period specified by WFM (not to exceed four UNFI Pricing Periods per UNFI DC unless mutually agreed upon by the parties), UNFI will sell the Product only to WFM Locations. No WFM Region or group of regions may designate a Product as Exclusive except for the global Whole Body and Grocery teams; provided that the global Whole Body and Grocery teams may designate an Exclusive item to launch in one or more regions versus nationally. UNFI will not be obligated to carry more than [*CONFIDENTIAL*] Grocery Exclusive items and [*CONFIDENTIAL*] Whole Body Exclusive items. If at any time sales of any Exclusive are less than [*CONFIDENTIAL*] cases per month per UNFI DC, UNFI may upon written notice discontinue such Exclusive in which case WFM shall immediately buy all such Exclusive in UNFI’s inventory, provided that UNFI may, in the alternative, choose to make such Product non-exclusive.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

6.Private Label and Control Label Products; Nationally Branded Products; Small Format 365 Stores.

(a)    Inventory. “Private Label SKUs” will mean those Products that WFM Locations offer from time to time with packaging that includes WFM proprietary labels including, but not limited to, “Whole Foods” “365 Everyday Value” “365 Organic Everyday Value” “Whole Kids Organic” “Whole Body” “Whole Pantry” and such other trade names or marks used by WFM Parties from time to time. In addition to Private Label SKUs, certain manufacturers or suppliers may agree from time to time to produce products for WFM that include manufacturer or supplier proprietary labels used exclusively on products sold to WFM Locations (“Control Label SKUs”). UNFI will purchase and stock the Private Label SKUs and the Control Label SKUs requested by WFM from time to time in the UNFI DCs designated by WFM. UNFI will provide WFM with a current list of individuals designated as contacts for Private Label SKU and Control Label SKU inventory matters and will keep WFM informed of any changes to contact information.

(b)    Report. UNFI recognizes the importance of delivering all information regarding Private Label SKUs and Control Label SKUs in a clear, concise and complete manner. UNFI will continue to provide WFM with a report of UNFI’s Private Label SKU inventory and Control Label SKU inventory in a form mutually agreed upon by the parties once every WFM Period as identified on Exhibit A (the “Private Label Report”). The Private Label Report will be per UNFI DC and UNFI in total and will include information about usage, stock level, amount on order and how many times each Private Label SKU and Control Label SKU turned during a WFM Period (an “Inventory Minimum Turn Period”).

(c)	Product Hold; Stock Recovery, Withdrawals and Recalls.

(i)    All notices relating to a Product hold, stock recovery, withdrawal or recall of a Private Label SKU or Control Label SKU may be communicated to UNFI by a member of the WFM Private Label Team (a “Product Action Notice”). UNFI will cooperate fully with the WFM Private Label Team, respond promptly to any Product Action Notice and confirm receipt of any such notice by email as soon as possible but in every case, within 24 hours. UNFI shall keep the WFM Private Label Team informed of the status of UNFI inventory subject to a Product Action Notice and all actions performed by a UNFI Party in response to any such notice. If UNFI receives notice from anyone other than a WFM Private Label Team member that involves a Product hold, stock recovery, withdrawal or recall associated with a Private Label SKU or a Control Label SKU, UNFI will immediately notify a member of the WFM Private Label Team. The Private Label SKU or Control Label SKU involved in this notice may be placed on hold; however, no other action should be taken until a directive is received from the WFM Private Label Team.

(ii)    Product subject to a Product hold, stock recovery, withdrawal or recall of a Private Label SKU or a Control Label SKU inventory whether due to a defect, damage, misbranding or quality issue is considered “Rejected Inventory.” UNFI will collect any credits owed UNFI as a result of Rejected Inventory directly from the Product supplier or manufacturer. WFM will not be required to pay or reimburse UNFI for any Rejected Inventory unless the Product becomes Rejected Inventory due to an act or omission of WFM. UNFI will indemnify WFM for any losses incurred by the WFM Parties resulting from a UNFI Party’s failure to comply with a Product Action Notice.

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(d)    Product Sales. UNFI agrees to take commercially reasonable efforts to prevent any UNFI Party from selling or donating or otherwise distributing or conveying any Private Label SKU or any Control Label SKU to any distribution network, stores, entities or persons not approved in advance by a WFM Private Label Team Member. UNFI agrees to fully cooperate with WFM Private Label Team members and their representatives and designees in any investigation or litigation relating to any unauthorized sale. UNFI will [*CONFIDENTIAL*] unless UNFI has [*CONFIDENTIAL*]. If a UNFI Party breaches this section, UNFI agrees to pay WFM [*CONFIDENTIAL*] per breach.

(e)	WFM Responsibility for Inventory.

(i)    Termination of Private Label SKU or Control Label SKU. Except for (x) Rejected Inventory, (y) inventory that is out of date or damaged or in unacceptable condition due to UNFI’s acts or omissions including, but not limited to, improper storage, improper rotation, improper ordering, damage incurred during transportation by UNFI or its designees or (z) missing, short or lost Product (shrink), if WFM terminates a Private Label SKU or a Control Label SKU, WFM will be responsible for and will reimburse UNFI for the applicable Private Label SKU or Control Label SKU inventory held by UNFI not to exceed the greater of (i) a 90 day supply based upon the WFM Locations’ past purchasing practices, or, if a new Product, projections provided in writing by WFM, or (ii) the supplier’s minimum order quantity. If WFM instructs UNFI to destroy a Private Label SKU or a Control Label SKU held in inventory, UNFI will promptly arrange for the destruction of the applicable Products and will promptly provide WFM with a certificate of destruction covering all applicable Products.

(ii)    Overstock and Short-Dated Private Label SKU or Control Label SKU. Subject to Section 6(e)(i) and UNFI’s compliance with the Code Date Policy, each party’s responsibility for overstocks and short-dated Private Label SKUs and Control Label SKUs is set forth on Exhibit F and is based on the amount of notice given to WFM and the level of inventory held by UNFI not to exceed the greater of (x) a 90 day supply based upon the WFM Locations’ past purchasing practices, or, if a new Product, projections provided in writing by WFM, or (y) the supplier’s minimum order quantity.

(f)Slow Moving Products. Private Label SKUs and Control Label SKUs will be priced for invoice purposes in the same manner as other Products purchased by WFM Locations from UNFI Parties except for the Products that qualify as slow moving Products (“Slow Moving Products”). If a UNFI DC sold less than [*CONFIDENTIAL*] but greater than or equal to [*CONFIDENTIAL*] cases of a Private Label SKU or a Control Label SKU during a UNFI Pricing Period, WFM will pay a Slow Moving Product up charge during the period following the subsequent UNFI Pricing Period equal to [*CONFIDENTIAL*]. If a UNFI DC sold less than [*CONFIDENTIAL*] cases of a Private Label SKU or a Control Label SKU during a WFM Period, WFM will pay a Slow Moving Product up charge during the period following the subsequent UNFI Pricing Period equal to [*CONFIDENTIAL*]. The Slow Moving Product up charge will be reflected in the invoice price. The first [*CONFIDENTIAL*] UNFI Pricing Period that a Private Label SKU or Control Label SKU is stocked at a UNFI DC will not be included in any Slow Moving Product up charge. A UNFI Pricing Period must equal a minimum of [*CONFIDENTIAL*]. If any pallets in a UNFI DC contain a Private Label SKU or Control Label SKU that are older than [*CONFIDENTIAL*], WFM will pay a pallet charge to UNFI once per WFM Period equal to [*CONFIDENTIAL*] times [*CONFIDENTIAL*].

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(g)Lumper Fees. The parties agree that the fees for “roll off” products, as defined in Exhibit H (“UNFI Unloading Policy”) for any WFM Private Label SKU and Control Label SKU will be assessed the same fees as all other Products received at UNFI. All items that require breakdown or “fingerprinting”, as defined in Exhibit H (“UNFI Unloading Policy”) will be assessed the same fees as all other items received at UNFI, pursuant to UNFI’s applicable fee schedules.

(h)Reserved Inventory. Each time WFM desires certain quantities of certain SKUs (but excluding Exclusives, Private Label SKUs and Control Label SKUs) be purchased or otherwise made available by UNFI for WFM in UNFI inventory for sale and availability only to WFM (“Reserved Inventory”), WFM shall provide to UNFI for UNFI’s acknowledgment a written document containing: (1) a list of Reserved Inventory by SKU and (2) the quantity requirements of each SKU for the reserve periods specified by WFM (the “Reserved Inventory Requirements”). If UNFI cannot obtain the quantities of any SKU of Reserved Inventory set forth in the Reserved Inventory Requirements due to circumstances beyond its control, UNFI shall advise WFM as soon as it becomes aware of such issue, and WFM may modify the Reserved Inventory Requirements with respect to such SKUs accordingly. Once such modification is accomplished by WFM and resubmitted to UNFI, subject to UNFI’s written acceptance, UNFI shall procure and reserve on behalf of WFM and sell the Reserved Inventory to WFM in accordance with the Reserved Inventory Requirements. By submitting the Reserved Inventory Requirements, WFM agrees to purchase all such Reserved Inventory in the quantities requested and upon the schedule set forth in the Reserved Inventory Requirements. Except for Reserved Inventory that is received from UNFI by WFM’s designated third party logistics provider in unacceptable condition due to UNFI’s acts or omissions including, but not limited to, improper storage, damage incurred during transportation by UNFI or its designees or (ii) documented at time of delivery as never received, i.e., missing or short, WFM’s obligations to purchase the Reserved Inventory, as adjusted as provided above, are irrevocable and not subject to negotiation. If WFM attempts to cancel or fails or refuses to accept any delivery of any Reserved Inventory for any reason other than as set forth above, then WFM shall remain responsible for paying for such inventory, as well as the cost for any freight to return to UNFI’s facility any Reserved Inventory which has already been shipped to WFM and otherwise make UNFI completely whole for any expenses, fees, damages or costs related to the Reserved Inventory at issue.

(i)365 Stores. WFM intends to open a number of stores with a smaller footprint, bannered as “365” Stores Except as expressly set forth in this Agreement, all of the terms of this Agreement shall apply to the 365 Stores:

(i)Delivery Charge. For any order less than [*CONFIDENTIAL*], an additional charge (the “Delivery Charge”) will be added to the invoice as the difference between the Allowable Gross Margin on the invoice and the Allowable Gross Margin that would be charged on a [*CONFIDENTIAL*] order. For Example, assuming the current Allowable Gross Margin is [*CONFIDENTIAL*] and the invoice is [*CONFIDENTIAL*], the Delivery Charge would be [*CONFIDENTIAL*].

Fill orders for a new store will be exempt from the Delivery Charge; therefore, invoices will not be subject to the Delivery Charge until the store is open.

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(ii)Reserved Product Slots. At WFM’s prior written request, UNFI shall reserve not more than [*CONFIDENTIAL*] slots in each UNFI Distribution Center for Products unique to the 365 Stores. With respect to the application of Section 6(f) above, all charges will apply immediately. There shall be no “grace period” for the first four UNFI Pricing Periods.

(iii)Gross Profit Margin Percent; Fill Rate. Sales to 365 Stores shall be included in determining Total Sales for purposes of determining the Gross Profit Margin Percent set forth in Section 8(d), but they shall not be included for determining average drop size for purposes of determining the Gross Profit Margin Percent set forth in Section 8(d).

7.	Invoicing Payment Terms.

(a)	Product Invoices.

(i)    Standard Invoices. Except for the EDLC Program (defined in Section 7(a)(iii)), UNFI will invoice WFM Locations for all Products purchased by WFM Locations consistent with practices in effect between WFM and UNFI prior to the Effective Date. The current practice applies to Products other than produce, wine and non-branded bulk items (“Standard Products”). For Standard Products, the price shown on the invoice to WFM (the “Standard Invoice Product Price”) will equal UNFI’s Cost (defined below) plus a [*CONFIDENTIAL*] markup or [*CONFIDENTIAL*] markup for Private Label SKUs and Control Label SKUs (the [*CONFIDENTIAL*] markup and [*CONFIDENTIAL*] markup collectively, the “Agreed Upon Markup”) plus a [*CONFIDENTIAL*] Delivery Up Charge (“Delivery Up Charge”). “Cost” equals the manufacturer’s list price (the “MLP”) to UNFI for the Product, plus the Freight Charge. The “Freight Charge” means either [*CONFIDENTIAL*]. The Freight Charge incurred through UNFI’s internal systems [*CONFIDENTIAL*]. A Freight Charge will not be applied to Products that include freight in the MLP (i.e. Products with delivered cost pricing). WFM may change the amount of [*CONFIDENTIAL*] at any time by [*CONFIDENTIAL*]. The foregoing change will be reflected in the next EDI cost files transmitted to WFM and the new [*CONFIDENTIAL*] becomes effective at the start of the next UNFI Pricing Period for such EDI cost files, not to exceed nine weeks.

(ii)    Promotional Pricing. [*CONFIDENTIAL*]. Consistent with practices in effect between the parties prior to the Effective Date [*CONFIDENTIAL*]. UNFI agrees that [*CONFIDENTIAL*]. WFM Locations generally have two promotion cycles per WFM Period referred to as the “A Cycle” and the “B Cycle.” Products that are scheduled to be part of a promotion during either the A Cycle or the B Cycle (or both A and B Cycles) will be invoiced by UNFI at promotional prices beginning five business days prior to the first date of the A Cycle and shall continue to be invoiced by UNFI at promotional prices through the end of the B Cycle. After the end of each WFM promotional buy-in period, UNFI will [*CONFIDENTIAL*]. All WFM Regions will [*CONFIDENTIAL*]. Promotional information will be sent to UNFI with a lead time that is acceptable to both parties.

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NOTE: A request for confidential treatment has been made with respect to the portions of the following
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(iii)    EDLC Program. Certain Products will be included in a new program known as the WFM Everyday Low Cost Program (the “EDLC Program”). A Product will be included in the EDLC Program if WFM and the Product supplier or manufacturer agrees upon an every day low cost (an “EDLC Cost”) for a Product that is resold by UNFI to WFM Locations (“EDLC Products”). If a bulk Product meets the criteria set forth on Exhibit G, the bulk Product will be included in the EDLC Program. For EDLC Products, the invoice price (the “EDLC Invoice Price”) will equal (i) [*CONFIDENTIAL*] plus (ii) [*CONFIDENTIAL*] (if any), plus (iii) [*CONFIDENTIAL*] markup (“EDLC Markup”), plus (iv) [*CONFIDENTIAL*]. A Freight Charge will not be applied to Products that include freight in the EDLC Cost. UNFI will report to the supplier or manufacturer the applicable EDLC Product sales and deduct from or credit to the supplier or manufacturer the appropriate EDLC reconciliation amount (the “EDLC Reconciliation Amount”). The EDLC Reconciliation Amount will be equal to [*CONFIDENTIAL*]. The parties will work together to create forms and procedures to support the EDLC Program, including, but not limited to, a WFM EDLC Reconciliation Process and a WFM EDLC Program Form. WFM may change the amount of the [*CONFIDENTIAL*] at any time by giving UNFI written notice. The foregoing change will be reflected in the next EDI cost files transmitted to WFM and the new [*CONFIDENTIAL*] becomes effective at the start of the next UNFI Pricing Period for such EDI cost files, not to exceed nine weeks.

(iv)    Cross-Dock Billing. UNFI will, from time to time, and based on UNFI space availability, ship pallets and shipper displays on a cross-dock basis for WFM at a rate of [*CONFIDENTIAL*] per pallet.

(v)    [*CONFIDENTIAL*]. From time to time, WFM or UNFI, on WFM’s behalf, may negotiate [*CONFIDENTIAL*] from the manufacturer and/or supplier. The [*CONFIDENTIAL*] will be reflected as a reduction in the applicable invoice price. For example, [*CONFIDENTIAL*]. The parties will work together to create a list of manufacturers and suppliers that have agreed to provide WFM [*CONFIDENTIAL*]. UNFI Authorization forms for standing and one-time [*CONFIDENTIAL*] will be completed and submitted by WFM’s vendor or broker and submitted to UNFI designated personnel who will update and maintain this information and apply the specified reductions from the applicable invoice price. For any WFM specific [*CONFIDENTIAL*] UNFI will require manufacturer’s or supplier’s authorization. The foregoing WFM specific [*CONFIDENTIAL*] price will be reflected on the applicable invoice. Authorization will be submitted to UNFI with a minimum of two weeks lead time before desired delivery date.

(vi)Fuel Surcharge Program. If during a “WFM Fiscal Quarter” (set forth on Exhibit A) the average price per gallon of diesel fuel exceeds [*CONFIDENTIAL*] based on the U.S. weekly average from the U.S. Department of Energy’s Weekly Retail On- Highway Diesel Prices report found on the US Energy Information Administration website, www.eia.doe.gov, WFM will incur a “Fuel Surcharge” as set forth on Exhibit B. The foregoing government    report is currently located at http://tonto.eia.doe.gov/oog/info/wohdp/diesel_detail_report.asp. The Fuel Surcharge, if any, is calculated each WFM Fiscal Quarter based on the sum of the U.S. weekly average price per gallon, as found above, during the prior WFM Fiscal Quarter divided by the number of weeks in such prior WFM Fiscal Quarter, rounded to 2 decimal places using standard rounding procedures. The Fuel Surcharge, if any, shall be incurred for each delivery by UNFI fleet to a WFM Location. In accordance with current practices the

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NOTE: A request for confidential treatment has been made with respect to the portions of the following
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Fuel Surcharge will be billed to each WFM Region per WFM Fiscal Quarter with supporting documentation reflecting the calculation of the Fuel Surcharge for each WFM Location.

(vii)Pallet Program. The parties will develop a mutually agreeable pallet exchange program under which UNFI may charge for pallets and WFM shall receive credit for pallets returned. Upon Product deliveries, WFM will use its commercially reasonable efforts to provide UNFI with the number of empty pallets equal to the number of loaded pallets delivered to WFM.

(viii)WFM’s Manufacturer/Supplier Relationship. UNFI agrees (i) to cooperate with WFM regarding any WFM arrangement with the Product manufacturer and/or supplier including, but not limited to, the EDLC Program, funding for new, remodeled and acquired WFM Stores, promotions and free or discounted Product and (ii) it will not attempt to circumvent any such arrangement including, but not limited to, the EDLC Cost

(ix)Electronic Cost & Invoice Files. Consistent with past practices, UNFI will provide electronic cost files daily and each UNFI Pricing Period. Further, in addition to paper invoices submitted to WFM Locations, UNFI will provide daily electronic invoice files in EDI format. During the term of this Agreement, WFM intends to cross check the Product prices on the invoice against the electronic cost files. If there is a discrepancy in the Product price, WFM may adjust the applicable payment. WFM agrees to work with UNFI to develop a commercially reasonable process for payment adjustments. WFM understand that [*CONFIDENTIAL*]; however, UNFI agrees that [*CONFIDENTIAL*].

(b)	Payment Terms.

(iii)    Amounts due UNFI. WFM will send a wire transfer every [*CONFIDENTIAL*] with payment for all acceptable invoices received by WFM Locations [*CONFIDENTIAL*]. UNFI may impose a finance charge of 1% per WFM Period for any undisputed amounts that are not paid timely.

(iv)    Amounts due WFM. Except as otherwise provided in this Agreement, any amount payable by UNFI to WFM will be due and payable within [*CONFIDENTIAL*] days from the beginning of the applicable WFM Period. WFM may impose a finance charge of 1% per WFM Period for any undisputed amounts that are not paid timely.

8.	Period Rebate.

(a)    Purpose. The parties acknowledge that UNFI may realize income from sales of Products to WFM Locations through various means including, but not limited to, (i) [*CONFIDENTIAL*] and (ii) [*CONFIDENTIAL*]. Notwithstanding the invoicing provisions set forth in Section 7 of this Agreement, it is the intent of WFM and UNFI that UNFI [*CONFIDENTIAL*]. If the [*CONFIDENTIAL*] UNFI will [*CONFIDENTIAL*].

(b)[*CONFIDENTIAL*]. On the 10th business day following [*CONFIDENTIAL*], UNFI will [*CONFIDENTIAL*]. The [*CONFIDENTIAL*]. UNFI will deliver to WFM [*CONFIDENTIAL*]. The [*CONFIDENTIAL*] provided to WFM [*CONFIDENTIAL*] shall provide [*CONFIDENTIAL*].

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(c)Calculation of [*CONFIDENTIAL*]. The amount of [*CONFIDENTIAL*] will be equal to the [*CONFIDENTIAL*] calculated as follows.

(i)[*CONFIDENTIAL*].

(x)Definition of Total Sales: “Total Sales” means [*CONFIDENTIAL*]. The amount of Total Sales [*CONFIDENTIAL*].

(y)Definition of Total Cost of Goods Sold: “Total Cost of Goods Sold” means [*CONFIDENTIAL*]. The parties agree that in limited circumstances [*CONFIDENTIAL*]. “Average Cost” means [*CONFIDENTIAL*]. Average Cost will be calculated [*CONFIDENTIAL*]. “Laid In Cost” means [*CONFIDENTIAL*]. The invoice used to determine Laid In Cost will be [*CONFIDENTIAL*]. Laid In Cost [*CONFIDENTIAL*].

(ii)Calculation of [*CONFIDENTIAL*]. The [*CONFIDENTIAL*] will be calculated as follows: [*CONFIDENTIAL*]. For example, [*CONFIDENTIAL*].

(d)	Change in [*CONFIDENTIAL*].

(i)[*CONFIDENTIAL*]; Changes.

(a)With respect to every invoice issued by UNFI after October 25, 2015, [*CONFIDENTIAL*]. Subject to further reduction as set forth below, with respect to every invoice issued by UNFI dated after July 31, 2016, [*CONFIDENTIAL*].

(b)If at any time Total Sales for the previous thirteen (13) WFM Periods equal or exceed [*CONFIDENTIAL*], and [*CONFIDENTIAL*], then with respect to every invoice issued by UNFI dated after the end of the most recent of the thirteen WFM Periods, [*CONFIDENTIAL*].

(c)If the requirements under subsection (b) are met, and the average sales for each UNFI delivery to each WFM Store (also known as “drop size”) during any WFM Period equals or exceeds [*CONFIDENTIAL*] and such average sales are maintained, then with respect to every invoice issued by UNFI after the end of the most recent WFM Period, [*CONFIDENTIAL*]. Sales to 365 Store shall not be part of this calculation.

(d)If the threshold set forth in subsection (c) is not met, in a subsequent WFM Period, [*CONFIDENTIAL*]. If the threshold set forth in subsection (b) is not met, [*CONFIDENTIAL*], whether or not the threshold set forth in subsection (c) is met.

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document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(e)If after meeting any of the above thresholds, WFM falls below such thresholds, which would allow UNFI [*CONFIDENTIAL*]. If WFM fails to maintain the threshold in subsection (c), [*CONFIDENTIAL*], and if WFM fails to maintain the threshold in subsection (b), [*CONFIDENTIAL*]. In other words, when calculating [*CONFIDENTIAL*].

(i)The parties agree that if the dollar amount of WFM Private Label SKU and Control Label SKU sales exceeds [*CONFIDENTIAL*] for [*CONFIDENTIAL*] then [*CONFIDENTIAL*]. If WFM Private label SKU and Control Label SKU sales exceed [*CONFIDENTIAL*] for [*CONFIDENTIAL*] then [*CONFIDENTIAL*]. IF WFM Private Label SKU and Control Label SKU sales exceed [*CONFIDENTIAL*] for [*CONFIDENTIAL*], the parties agree [*CONFIDENTIAL*]. All UNFI Parties brands and Blue Marble Brands, including items packaged or manufactured by UNFI for WFM, will be excluded from the private label percentage calculation address herein.

(e)Accuracy of Information. In connection with the negotiation of this Agreement, UNFI has provided information to WFM relating to [*CONFIDENTIAL*]. UNFI acknowledges that WFM has relied upon this information in connection with the negotiation and execution of this Agreement. UNFI represents and warrants that all information provided to WFM during the negotiation of this Agreement is true and correct. If WFM determines that the above information is inaccurate, WFM may renegotiate [*CONFIDENTIAL*]. If WFM chooses to renegotiate a reduction in the [*CONFIDENTIAL*], UNFI agrees to negotiate in good faith.

(f)UNFI [*CONFIDENTIAL*]. If [*CONFIDENTIAL*], WFM will [*CONFIDENTIAL*].

9.Credits. UNFI’s Standard Credit Policy and UNFI’s Credit Allowance Policy are outlined on Exhibit C (“UNFI Credit Policy”). These policies set forth three separate procedures for providing credit for certain errors relating to Product orders including, but not limited to, Products which are billed but not received, wrong Product shipped, damaged Product, Products with less than agreed upon shelf life remaining, spoiled or infested Product, Product with defective packaging, consumer returns, withdrawn or recalled Products and pricing errors. Each WFM Region will select one of the three UNFI Credit Policy options. Each WFM Region may change its UNFI Credit Policy once per WFM Fiscal Year by giving UNFI 30 days written notice, such change to be effective beginning with the WFM Period following the 30 day notice.

10.	[*CONFIDENTIAL*].

(a)[*CONFIDENTIAL*]. As set forth in Section 17(c), if the parties agree to [*CONFIDENTIAL*], UNFI will [*CONFIDENTIAL*]. The [*CONFIDENTIAL*] is payable on [*CONFIDENTIAL*]. The [*CONFIDENTIAL*] payment will be paid [*CONFIDENTIAL*]. UNFI will include a cover letter with [*CONFIDENTIAL*] that sets forth [*CONFIDENTIAL*].

(b)[*CONFIDENTIAL*]. UNFI acknowledges that [*CONFIDENTIAL*]. In connection therewith, UNFI shall [*CONFIDENTIAL*]. UNFI will [*CONFIDENTIAL*]. UNFI shall [*CONFIDENTIAL*]. WFM’s Fiscal Year consists of thirteen (13) WFM Periods. Beginning with the

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WFM Fiscal Year commencing September 29, 2015, and continuing for each WFM Fiscal Year during the term of this Agreement, UNFI shall retain [*CONFIDENTIAL*].

The [*CONFIDENTIAL*] shall be in effect for the WFM Fiscal Year ending September 25, 2016, and shall be adjusted for the next WFM Fiscal Year (and every subsequent WFM Fiscal Year) to reflect [*CONFIDENTIAL*]. For example, if [*CONFIDENTIAL*].

Examples of possible [*CONFIDENTIAL*] include [*CONFIDENTIAL*].

The [*CONFIDENTIAL*] as follows: If the [*CONFIDENTIAL*], UNFI shall [*CONFIDENTIAL*]. If the [*CONFIDENTIAL*], UNFI shall [*CONFIDENTIAL*]. For example, if the [*CONFIDENTIAL*], then UNFI shall [*CONFIDENTIAL*], and if the [*CONFIDENTIAL*], UNFI shall [*CONFIDENTIAL*].

Notwithstanding the foregoing, the parties agree that, in addition to [*CONFIDENTIAL*] as of the date of this Agreement, [*CONFIDENTIAL*]. The parties agree that [*CONFIDENTIAL*]. Any such [*CONFIDENTIAL*].

Within thirty (30) days of the execution of this Agreement, UNFI shall [*CONFIDENTIAL*].

(c)[*CONFIDENTIAL*]. UNFI is allowed to [*CONFIDENTIAL*] on the [*CONFIDENTIAL*]. Any amounts [*CONFIDENTIAL*]. If the amount [*CONFIDENTIAL*]; provided that WFM is not [*CONFIDENTIAL*].

For example, assume [*CONFIDENTIAL*]:

[*CONFIDENTIAL*]

[*CONFIDENTIAL*]

UNFI shall pay [*CONFIDENTIAL*]. The [*CONFIDENTIAL*]. UNFI will include a cover letter with [*CONFIDENTIAL*]. This Section [*CONFIDENTIAL*].

11.New Product Slotting. WFM will submit a completed New Product Request Form (provided by UNFI) to request the addition of a new Product to UNFI’s inventory for sale to WFM Parties. The New Product Request Form will include a place to specify whether the new Product will be introduced by WFM on a national or regional basis. If the new Product will be introduced nationally, UNFI will purchase and slot the Product in all UNFI DCs for delivery to all WFM Locations. If the new Product will be introduced only in specific regions, UNFI will purchase and slot the new Product in the designated regions. UNFI will use commercially reasonable efforts to meet reasonable timelines requested by WFM for delivery of a new Product to WFM Locations. The parties agree that the following time frames are reasonable:

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(a)    if a supplier or manufacturer is new to any West or East division of UNFI, UNFI will submit purchase orders to the supplier or manufacturer within [*CONFIDENTIAL*] of the date WFM submits the New Product Request Form to UNFI (the “New Product Request Date”) and will use commercially reasonable efforts to deliver the requested new Product to WFM Locations within [*CONFIDENTIAL*] of the New Product Request Date;

(b)    if the Product (but not the supplier or manufacturer) is new to any West or East division of UNFI, UNFI will submit purchase orders to the supplier or manufacturer within [*CONFIDENTIAL*] of the New Product Request Date and will use commercially reasonable efforts to deliver the Product to the designated WFM Locations within [*CONFIDENTIAL*] of the New Product Request Date; and

(c)    if UNFI has a Product number for a Product in the appropriate division requested by WFM, UNFI will submit all purchase orders for the new Product within [*CONFIDENTIAL*] of the New Product Request Date and will use commercially reasonable efforts to deliver the new Product to WFM Locations within [*CONFIDENTIAL*] of the New Product Request Date unless the supplier or manufacturer is not on a weekly ordering schedule, in which case, UNFI will submit the purchase order on the next possible order date and the timing of new Product delivery to WFM Locations will be adjusted accordingly.

(d)    The parties acknowledge that supplier or manufacturer lead times, transportation schedules and other factors outside of UNFI’s control may affect the final WFM Location delivery timeline. WFM also acknowledges that a new Product orders involving an unusually large number of Product may require longer timelines.

12.	Fill Rate and Inventory Allocation.

(a)    The parties agree to work together to [*CONFIDENTIAL*]. The parties agree that it is their intent that a WFM region that [*CONFIDENTIAL*]. Until such time the following terms shall continue to apply.

(b)    Existing Products. UNFI agrees to use commercially reasonable efforts to maintain a “fill rate” for each UNFI DC of at least [*CONFIDENTIAL*] meaning that [*CONFIDENTIAL*] or more of Products ordered by WFM Locations will be delivered on time and in good condition with the correct invoice and selection of Products. UNFI will provide a report to WFM once a week by UNFI DC of the actual dollar amount of Product filled and delivered on time by that UNFI DC and the dollar amount of the Products that would have been filled and delivered if that UNFI DC had a 100% fill rate. UNFI guarantees a “Minimum Fill Rate” of [*CONFIDENTIAL*] for each UNFI DC, excluding Products that are unable to be procured because of events outside UNFI and UNFI’s supplier’s reasonable control such as Acts of God, supplier strikes or national emergencies (“Applicable Products”). If any given UNFI DC fails to meet the Minimum Fill Rate for [*CONFIDENTIAL*] consecutive weeks, every week following until that UNFI DC meets the Minimum Fill Rate [*CONFIDENTIAL*], UNFI will pay each WFM Location affected (i.e. serviced by that UNFI DC) an amount equal to [*CONFIDENTIAL*] of the difference between the multiple of [*CONFIDENTIAL*] times the dollar amount of Products ordered that week and the dollar amount of the Products actually delivered pursuant to those orders (“Fill Rate Penalty Fee”) For example, if a UNFI DC fails to meet the Minimum Fill Rate for [*CONFIDENTIAL*] weeks in a row, each WFM

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Location that placed orders for Products from the UNFI DC that were due to be delivered during the [*CONFIDENTIAL*] week would be entitled to a payment calculated as follows. If the dollar amount of Applicable Products received by the WFM Location from the UNFI DC during week [*CONFIDENTIAL*] was [*CONFIDENTIAL*] and there were $100,000 of Products ordered in corresponding purchase orders that were due to be delivered that week, the resulting fill rate would be [*CONFIDENTIAL*] for that WFM Location for that week. The difference between the actual fill rate dollar amount that week [*CONFIDENTIAL*] and the Minimum Fill Rate dollar amount [*CONFIDENTIAL*] is [*CONFIDENTIAL*]. UNFI would owe that WFM Location a payment equal to [*CONFIDENTIAL*].

(c)    New Products. UNFI shall be subject to a separate fill rate obligation for a “launch” of new Products, (including new Products from new suppliers if the supplier has executed UNFI’s supplier agreement). Launch is defined as the first shipment of products to each WFM location. The minimum fill rate under this subsection (c) for each shipment of new Products shall be [*CONFIDENTIAL*] (“New Product Minimum Fill Rate”), excluding Products that are unable to be procured because of events outside UNFI and UNFI’s supplier’s reasonable control such as Acts of God, supplier strikes or national emergencies (the Products to be included for determining the New Product Minimum Fill Rate are hereinafter referred to as “Applicable New Products”). Without limiting the generality of the foregoing sentence, Applicable New Products do not include Products which are not available in sufficient quantities due to: (i) failure by WFM to provide a timely forecast and/or (ii) failure to allow for an [*CONFIDENTIAL*] week lead time between ordering and delivery. If any given shipment of Applicable New Products to a WFM Region [*CONFIDENTIAL*], UNFI will [*CONFIDENTIAL*]. For example, if a WFM Region [*CONFIDENTIAL*].

(d)    This Section 12 shall apply to 365 Stores, but will exclude supplier out of stocks.

(e)    Inventory Allocation. UNFI will [*CONFIDENTIAL*]. This is not intended to disrupt operations and will only apply to inventory on hand and ready for selection. Incorporation timeline is open but UNFI will use reasonable commercial means to integrate the technology. Once the system is implemented UNFI shall [*CONFIDENTIAL*].

13.	Minimum Orders.

(a)    Select Nutrition. If the total purchase price of Select Nutrition Product ordered (including OOS Products) meets the [*CONFIDENTIAL*] minimum order amount, UNFI will ship the Select Nutrition Products without a shipping fee. If WFM does not order the above minimum amount of Select Nutrition Products, WFM will be charged the cost of shipping to be a minimum of a [*CONFIDENTIAL*] fee.

(b)    Other UNFI Parties. Except for the [*CONFIDENTIAL*] minimum purchase requirement for all WFM Locations, all WFM Locations in [*CONFIDENTIAL*] and outside of the U.S. are excluded from this Section 13(b). WFM will use reasonable commercial efforts to maintain a national average minimum order amount of [*CONFIDENTIAL*] for WFM Stores and [*CONFIDENTIAL*] for other WFM Locations. Any WFM Store ordering on average less than [*CONFIDENTIAL*] per order will make reasonable attempts towards increasing the WFM Store’s average order to at least [*CONFIDENTIAL*].

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In no event will UNFI be required to deliver an order that is less than [*CONFIDENTIAL*]. Order amounts will be based upon the total purchase price of Product ordered including the [*CONFIDENTIAL*] and OOS Products. UNFI will not charge any fee for failure to satisfy the minimum order amount. If WFM fails to maintain a national average minimum order amount of [*CONFIDENTIAL*] for WFM Stores and [*CONFIDENTIAL*] for other WFM Locations, UNFI will notify WFM and WFM will take reasonable efforts to increase minimum order amounts.

14.	Auditing.

(a)    Support for WFM Audit. Notwithstanding any language to the contrary, UNFI agrees to assist WFM with [*CONFIDENTIAL*]. In addition, UNFI agrees to [*CONFIDENTIAL*].

(b)    Records and Documentation and the Right to Inspect. UNFI will maintain books, records, reports and documentation relating to its performance of this Agreement including, but not limited to, [*CONFIDENTIAL*] for a period of time, but in any case, not less than three years. Upon 21 days written notice UNFI will provide WFM and its designees access to [*CONFIDENTIAL*] for inspection during UNFI’s normal working hours. UNFI agrees to provide copies of any of the foregoing if requested by WFM. Alternatively, upon 21 days written notice from WFM, UNFI will send [*CONFIDENTIAL*] to a location of WFM’s choice for inspection by WFM or its designees (or 60 days if the documentation is over twelve months old). Upon WFM’s satisfactory conclusion of the audit, WFM will return all copies of books, records, reports and documentation. In addition, UNFI will provide WFM and its designees with [*CONFIDENTIAL*]. Further, UNFI agrees to provide WFM with [*CONFIDENTIAL*]. The parties agree that within the six months following execution of this Agreement, UNFI will [*CONFIDENTIAL*].

(c)    Payment. If, as a result of any WFM audit there is evidence that WFM was overcharged or did not receive any amount due, then UNFI will promptly pay WFM the amount thereof. In addition, UNFI will promptly pay a [*CONFIDENTIAL*]. If the amount payable to WFM exceeds 2% of the aggregate amount that WFM should have been charged or was due, UNFI will promptly pay the applicable reasonable audit expense.

(d)    UNFI’s Annual Internal Audit Results. UNFI agrees to provide WFM documentation of [*CONFIDENTIAL*].

15.	Personnel.

(a)    National Account Manager and Channel Account Managers.

(i)    UNFI will continue to provide, [*CONFIDENTIAL*] a UNFI employee to serve as a National Account Manager for WFM’s account with UNFI. The primary responsibility for the National Account Manager is to be a liaison and singular point of contact between UNFI and WFM. The UNFI National Account Manager’s duties will be designated by UNFI but will all pertain to WFM’s account. The UNFI National Account Manager will reside in Austin, Texas and at WFM’s option, maintain an office at WFM Headquarters.

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(ii)    Channel Account Manager. UNFI will continue to provide, [*CONFIDENTIAL*], the [*CONFIDENTIAL*] Channel Account Managers that are currently in place. The primary responsibility of the Channel Account Manager is to be a liaison and singular point of contact between UNFI and the WFM Regions. The UNFI Channel Account Manager’s duties will be designated by UNFI but will pertain to WFM’s account. UNFI shall [*CONFIDENTIAL*].

(b)    National Promotions Coordinator. UNFI will designate a UNFI employee to serve as a WFM National Promotions Coordinator. The National Promotions Coordinator’s specific duties will be designated by UNFI but will all pertain to WFM’s account. The National Promotions Coordinator will draft WFM National Promotion Pre-orders subject to final approval by WFM and perform such other duties as the parties shall mutually agree. The Promotions Coordinator will reside in Austin, Texas and at WFM’s option, maintain an office at WFM Headquarters. UNFI has [*CONFIDENTIAL*] weeks from the Effective Date to hire a National Promotions Coordinator.

(c)    Contract Manager. UNFI will designate a UNFI employee to serve as a WFM Contract Manager. The Contract Manager’s specific duties will be designed by UNFI but will pertain to WFM’s account. The Contract Manager will help ensure that UNFI is in compliance with this Agreement and act as the liaison to WFM for auditing purposes. Further, the Contract Manager will conduct continuous self-auditing.

(d)    Appointment Criteria. The individuals filling the National Account Manager, Channel Account Manager and National Promotions Coordinator positions are subject to WFM’s reasonable satisfaction. If WFM requests the replacement of any UNFI personnel for any non-discriminatory reason, UNFI will use commercially reasonable efforts to promptly replace such individuals with new, competent personnel reasonably satisfactory to WFM.

(e)    WFM Store Support. UNFI will [*CONFIDENTIAL*]. UNFI will continue to provide assistance for new and relocated WFM Stores as reasonably requested by WFM.

(f)    Promotions Administration.

(i)    Administration Activity. UNFI will administer the EDLC Program and the collection of scan-back charges and WFM advertising fees (the “Promotions Funds”). Each calendar month, WFM shall [*CONFIDENTIAL*]. UNFI shall [*CONFIDENTIAL*].

(ii)    Administration Fee. WFM shall pay UNFI [*CONFIDENTIAL*] per calendar year for the collection of the Promotions Funds (the “Administration Fee”). The Administration Fee shall be paid each calendar month on a pro-rata basis as a deduction from the Promotion Funds payment. Beginning with calendar year 2016, the parties shall conduct an annual review of the volume and cost of UNFI’s administration activity set forth in this section and may increase or decrease the Administration Fee on an annual basis not to exceed [*CONFIDENTIAL*].

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16.[*CONFIDENTIAL*].

17.	UNFI Distribution Centers; Delivery Standards.

(a)    Standards for Distribution Centers. UNFI represents and warrants that all UNFI DCs will be maintained and operated in accordance with all applicable laws, in compliance with industry standards (including industry sanitation standards), and in all material respects in accordance with UNFI’s warehousing and delivery standards, which will be available for review upon request by WFM. WFM may inspect the physical plant and inventory of any UNFI DC during normal business hours upon reasonable advance notice to the designated UNFI personnel, but shall not impair or impede the business operations of the center. After 60 days prior notice and receipt of WFM’s consent, UNFI shall have the right to move service for WFM Stores from one UNFI DC to another. The proposed move shall not result in any increase in cost to WFM, and the parties will have had the opportunity to prepare and implement a plan for a transition to any new UNFI DC.

(b)    Covenants for Delivery. UNFI shall, at UNFI’s election, transport Products on UNFI fleet or WFM-approved carriers to individual WFM Locations. UNFI shall comply with all applicable laws, including any regional or national limitations or guidelines regarding deliveries (e.g., municipal, residential or property owner imposed restrictions on delivery hours, parking of trucks, unacceptable levels of noise in residential areas, etc.).

(c)    Delivery Time Windows. UNFI agrees to maintain the existing [*CONFIDENTIAL*] delivery time windows for delivery of Products to WFM Locations. With locations which have multiple deliveries in a day, this window only applies to the first delivery. [*CONFIDENTIAL*]. The parties agree that all deliveries are currently designated “AM” or “PM”. AM deliveries are defined as deliveries scheduled between [*CONFIDENTIAL*] AM and [*CONFIDENTIAL*] PM. PM deliveries are defined as deliveries scheduled between [*CONFIDENTIAL*] PM and [*CONFIDENTIAL*] AM. If a WFM Location requests a change in a delivery time window that UNFI is unable to meet, UNFI and WFM may negotiate [*CONFIDENTIAL*]. If the parties cannot agree on the amount of the [*CONFIDENTIAL*], UNFI agrees it will meet the new delivery time window the WFM Location requested. If changes are required by municipal, residential or property owners on delivery hours, parking of trucks, delivery routes, curfews, noise ordinances, lease covenants, neighborhood covenants and/or operating hours, then WFM and UNFI will work together to make the scheduling changes necessary to comply with such restrictions. The foregoing notwithstanding, if a WFM Location in any WFM Region requests a change from AM to PM, UNFI will attempt to make the requested change, but shall not be obligated to honor such change unless another WFM Location in the Region agrees to change from PM to AM. With respect to new WFM Locations in any WFM Region, if WFM chooses PM delivery for the new WFM Location, the next new WFM Location will be AM delivery. If UNFI [*CONFIDENTIAL*], UNFI shall [*CONFIDENTIAL*]. For example, if UNFI [*CONFIDENTIAL*], UNFI’s performance is [*CONFIDENTIAL*]. Had UNFI [*CONFIDENTIAL*]. Consequently, UNFI [*CONFIDENTIAL*]. This section shall not apply to [*CONFIDENTIAL*].

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(d)    Code Date Policy; Inventory Management. Products shall be distributed to WFM Locations in compliance with the Code Date Policy attached as Exhibit E related to the minimum number of days prior to expiration of the final code date, for Products, under which such Products will be accepted upon delivery to the WFM Locations. The Code Date Policy may be amended from time to time upon mutual agreement of the parties. Product delivered with less than the minimum code date shall be deemed OOS for purposes of Sections 3(a) and 12. UNFI agrees to deliver all Products on a FEFO inventory management basis, to ensure proper inventory turns and maximize available Product Code Dates. Receipt of short-coded Product at any WFM Location that is not sold or used within the code date will be fully credited to WFM in accordance with the Code Date Policy.

(e)    Quality Standards. Products will be delivered palletized and shrink-wrapped and meet WFM’s quality standards and be free from damage including, but not limited to, temperature damage and be free from evidence of rodents or insects.

(f)    Recalled Products. In the event that any Product is recalled or withdrawn (the “Recalled Product”), UNFI will use its personnel (or a third party retrieval service if UNFI reasonably believes the recall or withdrawal will be achieved faster, at less expense) to remove any Recalled Product from WFM Locations and shall dispose of or return any Recalled Products as required. In addition to the foregoing responsibilities, UNFI shall use its best efforts to cooperate with WFM in removing the Recalled Product and replenishing WFM Locations with replacement Products. UNFI shall [*CONFIDENTIAL*].

(g)    Store Receiving. All Product shipments by UNFI to WFM Locations shall be evidenced by an invoice and signed by both parties. Shipments of Product shall be acknowledged as received by execution of the delivered invoice by a WFM employee at the WFM Location. A copy of each invoice shall be left with the WFM Location. In the event that UNFI computer system issues prevent UNFI from delivering WFM product with invoices, WFM agrees to accept a Bill of Lading for such delivery in lieu of an invoice.

(h)    Passage of Title and Risk of Loss. Title and risk of loss for Products purchased pursuant to this Agreement shall pass upon delivery to WFM Locations when delivered by UNFI fleet or by independent carrier.

18.Indemnification; Insurance and Disaster Recovery and Business Continuity.

(a)UNFI Indemnity. UNFI shall indemnify, defend and hold harmless WFM and its parent, subsidiaries and affiliates, together with their stockholders, general and limited partners, members, managers, directors, officers, employees, agents, representatives, successors and assigns from and against any and all demands, claims, liabilities, losses, judgments, settlements, penalties, costs, expenses, fees (including reasonable fees of any attorneys, consultants or experts), interest, liens, encumbrances, causes of action, damages of any kind and any other obligations (together “Liabilities”) arising out of, relating to or otherwise based upon (i) any actual or alleged violation by UNFI of any federal, state or local law, including any statute, ordinance, administrative order, rule or regulation; (ii) any negligence or willful misconduct of any UNFI Parties or any of their employees or agents; (iii) the breach or alleged breach of any term of this Agreement; (iv) the employment, presence or activities of any UNFI Parties or their employee or contractor at any WFM Location or other property (including, but not limited to, all personal

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injury, wage and hour, wrongful termination, harassment, discrimination, workers compensation, disability, tort, strict liability or contract claims or demands); and (v) any Product recall or withdrawal or safety notice initiated as a result of a request by a government agency, local health authority or consumer protection agency or court action because of or resulting from a condition which existed at the time of delivery of the Product to the WFM Locations.

(b)WFM Indemnity. WFM shall indemnify, defend and hold harmless UNFI and its parent, subsidiaries and affiliates, together with their stockholders, general and limited partners, members, managers, directors, officers, employees, agents, representatives, successors and assigns from and against any and all Liabilities arising out of, relating to or otherwise based upon (i) any actual or alleged violation by WFM of any federal, state or local law, including any statute, ordinance, administrative order, rule or regulation; (ii) any negligence or willful misconduct of WFM or any of its employees or agents; (iii) the breach or alleged breach of any term of this Agreement; and (iv) WFM’s failure to purchase UNFI’s Private Label SKU inventory and/or Control Label SKU inventory on condition that UNFI is in compliance with Section 6 of the Agreement and UNFI has no greater than (x) a [*CONFIDENTIAL*] supply of the Product based upon the WFM Locations’ past purchasing practices, or, if a new Product, projections provided in writing by WFM, or (y) the Product supplier’s minimum order quantity; and (v) the employment, presence or activities of WFM or its employee or contractor on any UNFI premises related to this Agreement (including, but not limited to, all personal injury, wage and hour, wrongful termination, harassment, discrimination, workers compensation, disability, tort, strict liability or contract claims or demands).

(c)Third Person Claims. Promptly after a party has received notice of or has actual knowledge of any Claim against it covered by a third party or the commencement of any action or proceeding by a third person with respect to any such Claim, such party (sometimes referred to as the “Indemnitee”) shall give the other party (sometimes referred to as the “Indemnitor”) written notice of such claim or commencement of such action or proceeding; provided, however, that the failure to give such notice will not affect the right to indemnification hereunder with respect to such Claim, action or proceeding, except to the extent that the other party has been actually prejudiced as a result of such failure. If the Indemnitor has notified the Indemnitee within thirty (30) days from the receipt of the foregoing notice that it wishes to defend against the Claim, unless there exists a potential conflict of interest between the parties, then the Indemnitor shall have the right to assume and control the defense of the Claim by appropriate proceedings with counsel reasonably acceptable to the Indemnitee. The Indemnitee may participate in the defense, at its sole expense, of any such Claim for which the Indemnitor shall have assumed the defense pursuant to the preceding sentence, provided, however, that counsel for the Indemnitor shall act as lead counsel in all matters pertaining to the defense or settlement of such Claims, suit or proceeding other than Claims that in the Indemnitee’s reasonable judgment could have a material and adverse effect on Indemnitee’s business apart from the payment of money damages. The Indemnitee shall be entitled to indemnification for the reasonable fees and expenses of its counsel for any period during which the Indemnitor has not assumed the defense of any claim. The Indemnitor may not settle any Claim without obtaining a release for the benefit of the Indemnitee, unless the consent of the Indemnitee is obtained.

(d)Product Liability. UNFI acknowledges that it generally obtains indemnification agreements from the various manufacturers, suppliers, vendors or distributors of Products it purchases and sells. UNFI

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agrees to indemnify, defend and hold harmless WFM and its parent and affiliates, together with their stockholders, general and limited partners, members, managers, directors, officers, employees, agents, representatives, successors and assigns for any and all Liabilities ( including but not limited to, personal injury, illness or death of any person) arising from or pertaining to the handling, shipment, delivery, condition of consumption or use of any Product (other than Private Label SKUs), without regard to any negligence by UNFI related to such Product, except where the loss is determined to have arisen from the negligence of WFM. UNFI’s obligation to indemnify WFM for any Liabilities arising from any Products sold to WFM shall exist regardless of the existence or nonexistence of any such indemnification agreements from Product manufacturers, suppliers, vendors or distributors. Indemnification under this section does not extend to Liabilities arising out of any Private Label SKUs, except where the Liability is attributable to the negligence or intentional acts or omissions of UNFI.

(e)Insurance. At all times during the Term and for a two (2) year period after its termination or expiration, UNFI shall maintain, at its expense, occurrence based insurance coverage (the “Insurance Coverage”) in the types and amounts as follows:

(i)Workers’ Compensation and Employer’s Liability insurance affording compensation benefits for all of its employees in an amount sufficient to meet all statutory requirements and employer’s liability insurance with limits of [*CONFIDENTIAL*] for each accident or disease.

(ii)Commercial General Liability Insurance with a bodily injury and property damage limit of [*CONFIDENTIAL*] per occurrence, [*CONFIDENTIAL*] per person/organization limit for personal and advertising injury coverage, [*CONFIDENTIAL*] general aggregate and [*CONFIDENTIAL*] products and completed operations aggregate inclusive of coverage for all premises and operations, contractual liability for this Agreement and product/completed operations coverage.

(iii)UNFI shall use its best efforts to obtain, within one (1) year of the execution of this Agreement, a Cyber Privacy/Network Security policy or equivalent that provides coverage, including but not limited Privacy and Network Security Liability, Regulatory Defense and Penalties, Media Liability, Privacy Notification and Expenses, Network Interruption, Data Asset Restoration, and Cyber Extortion with commercially reasonable limits for a company of UNFI’s size and business.

(iv)Automobile Liability Insurance with    a combined single limit of [*CONFIDENTIAL*] per occurrence for injuries, including accidental death and property damage.

(v)Umbrella or Excess Liability Insurance with limits not less than [*CONFIDENTIAL*] per occurrence that provides additional limits for employer’s liability, commercial general liability, automobile liability and products liability insurance.

The Insurance Coverage will be from an insurance company classified by A M Best as a Class VII or larger with a Financial Strength Rating of at least A, A-. None of the Insurance Coverage amounts will be construed as a limitation on UNFI’s potential liability. Except for Workers’ Compensation and Employer’s Liability insurance, the insurance policies will not have a per incident deductible of greater than [*CONFIDENTIAL*] without the prior written consent of WFM. In connection with UNFI’s execution of

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document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

this Agreement, UNFI will provide WFM with certificates of insurance evidencing all of the referenced insurance policies, which will provide that: (i) such insurance will not be cancelled unless WFM has been given at least 30 days’ advance written notice thereof; and (ii) such certificates will be renewed annually or as policy renewals occur. Except for Workers’ Compensation and Employers Liability, the required insurance policies will, at UNFI’s expense, name “Whole Foods Market, Inc. and its subsidiaries as additional insureds.”

(f)Disaster Recovery and Business Continuity. UNFI will have a Business Continuity Plan and Disaster Recovery Plan (or Emergency Action Plans for each DC) in place to ensure WFM an effective and efficient continuity of Product supply. UNFI shall provide a copy of its Business Continuity Plan and Disaster Recovery Plan (or Emergency Action Plans) to WFM as reasonably requested from time to time. UNFI shall; (i) notify WFM of any material change or modification in the Business Continuity Plan and Disaster Recovery Plan; and (ii) no more than once per year and at the request of WFM upon not less than six weeks advance notice, participate in a walk-through of UNFI’s Business Continuity and Disaster Recovery Plans (or Emergency Action Plans) provided that if UNFI has conducted a test within six months prior to such request the test results shall suffice in lieu of such walk- through. UNFI shall test, at UNFI’s expense, the Business Continuity Plan and Disaster Recovery Plan (or Emergency Action Plans) no less than once per year and promptly upon completing each test provide a copy of the test results to WFM. If WFM, acting reasonably, considers there to be a deficiency in the test results, UNFI agrees to work with WFM to fix the deficiency. The Business Continuity Plan and the Disaster Recovery Plan (or Emergency Action Plans) shall include all of UNFI’s distribution centers. When a new distribution center is introduced the Business Continuity Plan and Disaster Recovery Plan (or Emergency Action Plans) will be promptly updated by UNFI to include the new distribution center. The Business Continuity Plan and Disaster Recovery Plan (or Emergency Action Plans) will include, without limitation, the actions that UNFI will take in the event the distribution environment and/or UNFI’s distribution centers are subject to a Force Majeure Event, its computer network experiences a network disruption or security breach or other unforeseen circumstance.

19.	Compliance with Laws.

(a)    General. Each party covenants and agrees during the Term it will fully comply with all applicable laws, ordinances, regulations, licenses and permits of or issued by any federal, state or local government entity, agency or instrumentality applicable to its responsibilities hereunder. Each party agrees that it shall comply with all certification procedures and regulations. Each party shall promptly notify the other party after it becomes aware of any material adverse proposed law, regulation or order that, to its knowledge, may or does conflict with the parties’ obligations under this Agreement. The parties will then use reasonable efforts to promptly decide whether a change may be made to the terms of this Agreement to eliminate any such conflict or impracticability.

(b)    Organic Documentation. In connection with any organic Products, UNFI shall take all such actions as required by any federally recognized certifying organization (or as required by law) in order for such Products to be certified as organic, including, without limitation, the maintenance of any required documentation and the taking of the necessary precautions to prevent Product compromise. UNFI shall provide all documentation relating to the foregoing to WFM at WFM’s request.

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

20.	Termination Provisions.

(a)    Either party may terminate this Agreement immediately by providing written notice to the other party (unless otherwise provided below) for cause upon the occurrence of any one or more of the following:

(i)    a failure to make any material payment, credit, rebate or other remittance of monetary consideration provided for herein (other than in good faith in connection with a dispute of which notice was given) or failure to remedy any delinquent material payment, credit, rebate or other remittance within fifteen (15) business days after notice (which failure to cure shall be an event of default); and

(ii)    a breach of any non-monetary obligations under the Agreement, and failure to cure such breach after 30 days’ prior written notice of the breach.

(b)    WFM may terminate this Agreement immediately by providing written notice to UNFI (unless otherwise provided below) for cause upon the occurrence of any one or more of the following:

(i)    a significant competitor of WFM in the natural and organic grocery business, or [*CONFIDENTIAL*] or any of its subsidiaries, parents or affiliates, including [*CONFIDENTIAL*], acquires more than a 20% equity interest in UNFI or its direct or indirect affiliates;

(ii)    The results of any audit of UNFI show evidence of willful misconduct on the part of UNFI or any of its employees or representatives of a nature that is material in either dollar amount or percentage to total amounts or to the operational units affected, or that could reasonably result in a material impact to the reputation or operational performance of WFM;

(iii)    It is determined by any regulatory agency, or UNFI publicly announces, that any certification given by officers of UNFI relating to internal controls was materially incorrect. Regulatory violations by UNFI where the violations or the corrective action required materially and adversely affect the continued ability of UNFI to perform all or any material portion of the Agreement; or

(iv)    The quality of service provided by UNFI does not meet industry standards, and UNFI has failed to remedy service problems within [*CONFIDENTIAL*] days after written notice of breach by WFM.

(c)    If this Agreement is assigned by WFM pursuant to a Change in Control (as such term is defined in Section 23(e)) and UNFI consents to such assignment, WFM agrees that as of the date of the Change in Control, collectively the WFM Regions (excluding all WFM Stores outside of the continental United States) are obligated to purchase from the UNFI Parties, at a minimum, [*CONFIDENTIAL*] in Products as were purchased [*CONFIDENTIAL*]. UNFI’s rights under this subsection (c) are in addition to, and not in lieu of, its rights to renegotiate pricing for reduced purchase volumes, as set forth in Section 3(a). This Subsection (c) shall not affect either party’s obligations with respect to actual purchases, to include all discounts, rebates, etc., which shall continue to apply.

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NOTE: A request for confidential treatment has been made with respect to the portions of the following
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21.Representations and Warranties of UNFI. UNFI represents and warrants to WFM as follows, and such representations and warranties shall survive the Effective Date:

(a)    Sufficient Personnel to Perform Obligations. UNFI (i) has sufficient personnel with adequate training and expertise to perform its obligations as contemplated hereunder in the time frames contemplated herein and (ii) will use reasonable care in the performance of UNFI’s obligations under this Agreement.

(b)    National Organic Standards. UNFI has adequate processes and systems in place, and has adequately educated its personnel, and that it will fully comply with all federal, state and local regulations relating to handling and labeling of organic Products, including, but not limited to, the National Organic Standards as promulgated by the U.S. Department of Agriculture and as such applies to UNFI as a handler or processor of organic foods. UNFI acknowledges that WFM has placed substantial reliance on UNFI to handle various foods for human consumption so as to not invalidate any “organic” designation of such foods.

(c)    Computer Systems. UNFI has proper security safeguards in place to ensure the confidentiality of all of WFM’s data as contained in UNFI’s computer systems. All such systems will perform without material defect or error in compliance with the performance standards set forth in this Agreement. UNFI has a disaster recovery program in place to ensure that, in the event of a catastrophic destruction of any portion of UNFI’s computer systems, wherever located, UNFI will be able to recover all necessary data to continue to perform its obligations hereunder in substantially the time frames contemplated herein.

(d)    UNFI Distribution Center’s Condition and Capacity. All of the UNFI DCs servicing WFM will be maintained and operated in accordance with UNFI warehousing and delivery standards. Such UNFI DCs have the operational systems required to support the obligations of UNFI as set forth in this Agreement, and all such UNFI DCs have adequate capacity to order, store and deliver Products in accordance with the terms of this Agreement and in the amounts contemplated by WFM. All the UNFI DCs shall have sufficient security measures in place prior to receipt of Products for WFM to ensure that such Products are not tampered with or adulterated in any manner, and that all such Products shall be maintained at temperatures and other storage conditions necessary to preserve the freshness and integrity of the Products.

(e)    Financial Controls and Information Provided to Auditors. UNFI has sufficient internal controls over financial reporting that provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. All information requested by WFM (i) will be provided by UNFI to WFM and/or its designated auditors, (ii) will be in the format required in this Agreement or agreed upon by the parties, and (iii) will be true and correct in all respects, except as otherwise disclosed to WFM and/or its designees at the time of disclosure.

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(f)    Transfer of Title. Upon delivery of Products, UNFI will transfer title and ownership of Products to the WFM Locations. Upon WFM’s purchase of Products, the Products will be free of any liens, claims or other encumbrances.

(g)    Recall. UNFI has a reliable recall system and policies in place including appropriate tracking, coding and accounting systems for all Products.

22.Representations and Warranties of WFM. WFM represents and warrants to UNFI as follows, and such representations and warranties shall survive the Effective Date:

(a)    Sufficient Personnel to Perform Obligations. WFM represents that it has sufficient personnel with adequate training and expertise to perform its obligations as contemplated hereunder in the time frames contemplated herein.

(b)    Computer Systems. WFM has proper security safeguards in place to ensure the confidentiality of all of UNFI’s data as contained in WFM’s computer systems. All such systems will perform without material defect or error in compliance with the performance standards set forth in this Agreement. WFM has a disaster recovery program in place to ensure that, in the event of a catastrophic destruction of any portion of WFM’s computer systems, wherever located, WFM will be able to recover all necessary data to continue to perform its obligations hereunder in substantially the time frames contemplated herein.

23.	Miscellaneous.

(a)    Binding Effect. This Agreement, including its exhibits, supersedes all prior agreements between UNFI and WFM and is the only agreement between UNFI and WFM, either oral or in writing relating to the subject matter hereof.

(b)    Force Majeure. “Force Majeure” events shall be events beyond the reasonable control of a party (and not through the fault or negligence of such party) that make timely performance of an obligation not possible. Force Majeure events are those that are not reasonably foreseeable with the exercise of reasonable care, nor avoidable through the payment of nonmaterial additional sums. In the event of a Force Majeure, the party so affected shall give prompt written notice to the other party of the cause and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as possible.

(c)    Governing Law; Forum and Jurisdiction; Waiver of Punitive and Similar Types of Damages. The relationship of the parties hereto and all claims arising out of or related to that relationship, including, but not limited to, the construction and interpretation of any written agreements, including this Agreement, shall be governed by the substantive laws of the State of Delaware (without regard to conflicts of law principles). The parties agree and consent to the jurisdiction of the state and federal courts located in Chicago, Illinois and acknowledge that such courts are proper and convenient forums for the resolution of any actions between the parties with respect to the subject matter of this Agreement, and agree that, in such case, these courts shall be the sole and exclusive forums for the resolution of any actions between the parties

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

with respect to the subject matter hereof. The parties hereby waive any right to a jury trial under any applicable law. The parties also waive any and all right to punitive, incidental or consequential damages, except to the extent such damages are included in any award for which indemnification is sought pursuant to the terms of this Agreement or an action is brought for breach of provisions relating to confidential information. The prevailing party in any action to enforce this Agreement shall be entitled to recover all related costs of the suit, including reasonable attorneys’ fees and court costs.

(d)    Confidentiality. In connection with this Agreement, the parties may acquire or develop confidential information relating to each party and such party’s businesses that includes quality standards, business methods, sales data and trends, Intellectual Property, purchasing history, pricing, marketing and pricing strategies, technical data, general or specific customer information and the terms of this Agreement (“Confidential Information”). The term Confidential Information shall include computer software, source code, object code, hardware configurations and all other information relating to a party, its business and prospects, learned by the other party or disclosed by such party from time to time to the other party in any manner, whether orally, visually or in tangible form (including, without limitation, documents, devices and computer readable media) and all copies, improvements, derivatives and designs thereof, created by either party whether owned by or licensed to such party. The term Confidential Information shall also be deemed to include all notes, analyses, compilations, studies, interpretations or other documents prepared by a party that contain, reflect or are based upon the information furnished to such party by the other party pursuant hereto. The parties (i) will hold all Confidential Information in strict confidence, (ii) will only use Confidential Information for the purpose of performing under this Agreement, and (iii) will not disclose any Confidential Information to any third party (other than to affiliates or subsidiaries and their own outside legal, accounting, insurance or financial advisors or other consultants as necessary) without the other party’s prior written consent. Without limiting the foregoing, UNFI will not use any Confidential Information in connection with the marketing, distribution or sale of UNFI’s Products other than to WFM. UNFI will not use, sell or share any Confidential Information, including, but not limited to, WFM sales data in connection with Infoshare, SIS or any other similar type of data compilation, without the written consent of WFM. The foregoing applies even if the WFM Confidential Information is in a generic format that does not specifically reference WFM. The parties will use the highest degree of care it uses to protect its own confidential information to maintain the confidentiality of all Confidential Information but in no event less than a reasonable degree of care. Confidential Information shall not include any information that:

(i)    was in a party’s possession, prior to disclosure by the other party hereunder, provided such information is not known by such party to be subject to another confidentiality agreement with or secrecy obligation to the other party;

(ii)    was generally known in the grocery industry at the time of disclosure to a party hereunder, or becomes so generally known after such disclosure, through no act of such party;

(iii)    has come into the possession of a party from a third party who is not known by such party to be under any obligation to the other party to maintain the confidentiality of such information; or

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(iv)    was independently developed by a party without the use of any Confidential Information of the other party, to the extent that such independent development is reasonably established by such first party to the other party.

Notwithstanding the foregoing, nothing herein shall prevent the filing of a copy of this Agreement as an exhibit to any filing required by a regulatory agency having jurisdiction over either party, provided that a party required to file a copy hereof shall notify the other party of the filing and request and use its best efforts to obtain confidential treatment of all financial terms of this Agreement prior to the filing thereof. In addition, either party may disclose the terms of this Agreement pursuant to a valid subpoena, provided such party gives the other party reasonable prior notice of the service of any subpoena to permit the other party to seek a protective order, and seeks confidential treatment of all financial terms hereof.

If a party breaches or threatens to breach any provision of this Section 23(d), the parties agree that the non-breaching party’s remedy at law is inadequate. Therefore, in the event of such breach or threatened breach, in addition to any other remedy which may be available to the non-breaching party, the non-breaching party shall be entitled to seek, without posting a bond, preliminary or permanent injunctive and/or other equitable relief restraining the breaching party, or any of its agents or employees, from breaching or acting in any manner inconsistent with the conduct or performance required by this Section 23(d). In addition to the foregoing, a party may demand from and be entitled to immediately receive payment from the other party, as liquidated damages for a breach of Section 23(d), if such breach is determined by a court of competent jurisdiction, the amount of [*CONFIDENTIAL*] in immediately available funds. The disclosure of the same information at the same time to more than one third-party shall only be regarded as a single violation for purposes of this subsection (d). The parties agree that (A) the [*CONFIDENTIAL*] in liquidated damages are a reasonable approximation of the injury that would be suffered by a party in the event of a breach of this Section 23(d) by either party; (B) the amount of actual loss cannot be precisely determined, but such liquidated damages provided for in this Section 23(d) are fair and reasonable; (C) all such payments made under this Section 23(d) shall be paid as liquidated damages and not as a penalty; (D) all such payments due under this Section 23(d) shall be made as an offset against all amounts due and owing under this Agreement.

(e)    Amendment; Assignment; Binding Effect. This Agreement may not be amended or modified except by a writing signed by an authorized officer of each party specifically referencing this Agreement and the intent to amend or modify. It is agreed that neither party shall transfer or assign this Agreement or any part hereof or any right arising hereunder, by operation of law or otherwise, without the prior written consent of the other party. A “Change of Control” shall be deemed to be an assignment for purposes of this Agreement. Any purported assignment (including a Change of Control) without consent shall be void and of no force or effect. Subject to the foregoing, this Agreement shall be binding on the respective parties and their permitted successors and assigns. A “Change of Control” means (A) any transaction or series of related transactions in which a party or group, acting in concert, acquires beneficial ownership of more than 50% of the equity interests in a party or its direct or indirect parent, or (B) a merger or consolidation of another entity with or into a party or its direct or indirect parent, with the effect that any third party becomes beneficial owner of more than 50% of the equity interests of a party or its direct or indirect parent. Notwithstanding anything to the contrary stated above, WFM may assign this Agreement

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

to any direct or indirect affiliate without obtaining the consent of UNFI and in such event no Change of Control shall be deemed to have occurred.

(f)    Entire Agreement; Survival. All exhibits to this Agreement are incorporated by reference. This Agreement (and any documents referred to herein) represents the entire agreement and understanding of the parties with respect to the matters set forth herein, and there are no representations, warranties or conditions or agreements (other than implementing invoices, purchase orders and the like necessary to implement this Agreement) not contained herein that constitute any part hereof or that are being relied upon by any party hereunder. In the event this Agreement terminates, all claims arising prior to such termination shall survive such termination, and in addition, the following sections shall survive any such termination: 4, 7-10, 12-14 and 17-23.

(g)    Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall be enforced.

(h)    Publicity. Both parties shall agree on any press release related to the signing of this Agreement; provided, however, that either party may release information reasonably deemed necessary by their respective securities counsel under applicable governing laws. Except for the foregoing, UNFI will not (i) use for any reason any name, logo or trademark of Whole Foods Market, Inc., WFM Purchasing or any of their respective affiliates or subsidiaries in any manner suggesting that UNFI has a relationship with Whole Foods Market, Inc., WFM Purchasing or any of their respective affiliates or subsidiaries (ii) issue any press release or make any other statement to the press or authorize any publication to print anything that mentions Whole Foods Market, Inc., WFM or any of their respective affiliates or subsidiaries by name or refers to this Agreement or the transactions contemplated herein or (iii) disclose the content or existence of this Agreement to any third party.

(i)    Notices. Unless otherwise stated, all notices given in connection with this Agreement will be in writing and will be deemed delivered at the time of personal delivery or 3 business days after being sent by facsimile (with a confirmation) or mailed by express, certified or registered mail, or sent by a recognized national or international courier, as appropriate (in all cases postage prepaid and return receipt requested). Notices shall be addressed to the parties at the addresses set forth below or to such other address as shall have been so notified to the other party in accordance with this Section. Notices to UNFI shall be addressed to: President and Chief Executive Officer, 313 Iron Horse Road, Providence, RI 02908, Phone: 401.528.8634, with a copy to the Senior Vice President and General Counsel. Except as set forth herein, notices to WFM shall be addressed to: Global Vice President of Distribution, 550 Bowie Street, Austin, TX 78703, with a copy to General Counsel.

(j)    No Third Party Beneficiaries. Nothing in this Agreement, whether expressed or implied, is intended to confer on any person other than the parties to this Agreement or their parent, affiliates or subsidiaries, respective successors or permitted assigns, any rights, remedies, obligations or liabilities.

(k)    Independent Contractors. In all matters relating to this Agreement both parties shall be acting solely as independent contractors and shall be solely responsible for the acts of their respective employees, contractors and agents. Employees, agents or contractors of one party shall not be considered employees, agents or contractors of the other party. Nothing contained in this Agreement shall be deemed or construed

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

to create a partnership or joint venture, to create the relationship of an employer-employee or principal-agent, or to otherwise create any liability for or obligation of either party whatsoever with respect to the indebtedness, liabilities, and obligations of the other party. Neither UNFI nor any employee or representative of UNFI shall at any time wear a “Whole Foods Market” (Registered Trademark) uniform or in any way hold himself out to be an employee of WFM or any WFM Affiliate. The parties specifically agrees that this Agreement shall not be deemed to grant or imply that either party or any employee of either party is authorized to sign, contract, deal, or otherwise act in the name of or on behalf of the other party.

(l)    Titles and Headings; Counterparts; Facsimile/Electronic Signature; Preprinted Forms. The titles and headings to Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement, and will become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party. Electronic or facsimile signatures shall be deemed original signatures for purposes of execution of this document. This Agreement, including its attachments, supersedes all prior agreements between UNFI and WFM or any WFM Affiliate and is the only agreement between WFM and UNFI, either oral or in writing, relating to the matters set forth herein. Each party agrees that use of pre-printed forms, including, but not limited to email, purchase orders, acknowledgements or invoices, is for convenience only and all pre-printed terms and conditions stated thereon, except as specifically set forth in this Agreement, are void and of no effect.

(m)    Negotiation of Agreement. Each party and its counsel have cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any drafts relating thereto shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived.

(n)    Termination of Prior Agreement. Upon execution of this Agreement, the Agreement for the Distribution of Products dated as of September 26, 2006, as amended, that is due to expire on September 26, 2020, shall terminate.

(o)    [*CONFIDENTIAL*].

(p)    Changes. Without the prior written consent of WFM, UNFI [*CONFIDENTIAL*]. In an effort to [*CONFIDENTIAL*]. Nothing in this section shall [*CONFIDENTIAL*].

[Signature Page to Follow]

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

WHEREAS, the parties have entered into this Agreement as of October 30, 2015 with the intent to be bound as of the Effective Date.

Whole Foods Market Distribution, Inc., a Delaware corporation

By:	/s/ Walter Robb
Walter Robb, Co-Chief Executive Officer

United Natural Foods, Inc.

By:	/s/ Steven L. Spinner
Steven L. Spinner, President and Chief Executive Officer

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

List of Exhibits

Exhibit A: WFM Periods

Exhibit B: Fuel Surcharge

Exhibit C: Credit Policies

Exhibit D: [*CONFIDENTIAL*]

Exhibit E: Code Date Policy

Exhibit F: Private Label SKU and Control Label SKU Overstock and Short Dated Agreement

Exhibit G: EDCL Bulk Products Process

Exhibit H: Definitions of [*CONFIDENTIAL*] and “Fingerprint”

Exhibit I: UNFI Supplier Packet

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Whole Foods Market, Inc.						Exhibit A
Fiscal Period Calendar

Period	Week	Fiscal 2015	Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023	Fiscal 2024	Fiscal 2025
1	1	10/5/2014	10/02/16	10/01/17	10/07/18	10/06/19	10/04/20	10/03/21	10/02/22	10/01/23	10/06/24	10/02/16
	2	10/12/2014	10/09/16	10/08/17	10/14/18	10/13/19	10/11/20	10/10/21	10/09/22	10/08/23	10/13/24	10/09/16
	3	10/19/2014	10/16/16	10/15/17	10/21/18	10/20/19	10/18/20	10/17/21	10/16/22	10/15/23	10/20/24	10/16/16
	4	10/26/2014	10/23/16	10/22/17	10/28/18	10/27/19	10/25/20	10/24/21	10/23/22	10/22/23	10/27/24	10/23/16
2	5	11/2/2014	11/01/15	10/30/16	10/29/17	11/04/18	11/03/19	11/01/20	10/31/21	10/30/22	10/29/23	11/03/24
	6	11/9/2014	11/08/15	11/06/16	11/05/17	11/11/18	11/10/19	11/08/20	11/07/21	11/06/22	11/05/23	11/10/24
	7	11/16/2014	11/15/15	11/13/16	11/12/17	11/18/18	11/17/19	11/15/20	11/14/21	11/13/22	11/12/23	11/17/24
	8	11/23/2014	11/22/15	11/20/16	11/19/17	11/25/18	11/24/19	11/22/20	11/21/21	11/20/22	11/19/23	11/24/24
3	9	11/30/2014	11/29/15	11/27/16	11/26/17	12/02/18	12/01/19	11/29/20	11/28/21	11/27/22	11/26/23	12/01/24
	10	12/7/2014	12/06/15	12/04/16	12/03/17	12/09/18	12/08/19	12/06/20	12/05/21	12/04/22	12/03/23	12/08/24
	11	12/14/2014	12/13/15	12/11/16	12/10/17	12/16/18	12/15/19	12/13/20	12/12/21	12/11/22	12/10/23	12/15/24
	12	12/21/2014	12/20/15	12/18/16	12/17/17	12/23/18	12/22/19	12/20/20	12/19/21	12/18/22	12/17/23	12/22/24
4	13	12/28/2014	12/27/15	12/25/16	12/24/17	12/30/18	12/29/19	12/27/20	12/26/21	12/25/22	12/24/23	12/29/24
	14	1/4/2015	01/03/16	01/01/17	12/31/17	01/06/19	01/05/20	01/03/21	01/02/22	01/01/23	12/31/23	01/05/25
	15	1/11/2015	01/10/16	01/08/17	01/07/18	01/13/19	01/12/20	01/10/21	01/09/22	01/08/23	01/07/24	01/12/25
1st Qtr	16	1/18/2015	01/17/16	01/15/17	01/14/18	01/20/19	01/19/20	01/17/21	01/16/22	01/15/23	01/14/24	01/19/25
5	17	1/25/2015	01/24/16	01/22/17	01/21/18	01/27/19	01/26/20	01/24/21	01/23/22	01/22/23	01/21/24	01/26/25
	18	2/1/2015	01/31/16	01/29/17	01/28/18	02/03/19	02/02/20	01/31/21	01/30/22	01/29/23	01/28/24	02/02/25
	19	2/8/2015	02/07/16	02/05/17	02/04/18	02/10/19	02/09/20	02/07/21	02/06/22	02/05/23	02/04/24	02/09/25
	20	2/15/2015	02/14/16	02/12/17	02/11/18	02/17/19	02/16/20	02/14/21	02/13/22	02/12/23	02/11/24	02/16/25
6	21	2/22/2015	02/21/16	02/19/17	02/18/18	02/24/19	02/23/20	02/21/21	02/20/22	02/19/23	02/18/24	02/23/25
	22	3/1/2015	02/28/16	02/26/17	02/25/18	03/03/19	03/01/20	02/28/21	02/27/22	02/26/23	02/25/24	03/02/25
	23	3/8/2015	03/06/16	03/05/17	03/04/18	03/10/19	03/08/20	03/07/21	03/06/22	03/05/23	03/03/24	03/09/25
	24	3/15/2015	03/13/16	03/12/17	03/11/18	03/17/19	03/15/20	03/14/21	03/13/22	03/12/23	03/10/24	03/16/25
7	25	3/22/2015	03/20/16	03/19/17	03/18/18	03/24/19	03/22/20	03/21/21	03/20/22	03/19/23	03/17/24	03/23/25
	26	3/29/2015	03/27/16	03/26/17	03/25/18	03/31/19	03/29/20	03/28/21	03/27/22	03/26/23	03/24/24	03/30/25
	27	4/5/2015	04/03/16	04/02/17	04/01/18	04/07/19	04/05/20	04/04/21	04/03/22	04/02/23	03/31/24	04/06/25
2nd Qtr	28	4/12/2015	04/10/16	04/09/17	04/08/18	04/14/19	04/12/20	04/11/21	04/10/22	04/09/23	04/07/24	04/13/25
8	29	4/19/2015	04/17/16	04/16/17	04/15/18	04/21/19	04/19/20	04/18/21	04/17/22	04/16/23	04/14/24	04/20/25
	30	4/26/2015	04/24/16	04/23/17	04/22/18	04/28/19	04/26/20	04/25/21	04/24/22	04/23/23	04/21/24	04/27/25
	31	5/3/2015	05/01/16	04/30/17	04/29/18	05/05/19	05/03/20	05/02/21	05/01/22	04/30/23	04/28/24	05/04/25
	32	5/10/2015	05/08/16	05/07/17	05/06/18	05/12/19	05/10/20	05/09/21	05/08/22	05/07/23	05/05/24	05/11/25
9	33	5/17/2015	05/15/16	05/14/17	05/13/18	05/19/19	05/17/20	05/16/21	05/15/22	05/14/23	05/12/24	05/18/25
	34	5/24/2015	05/22/16	05/21/17	05/20/18	05/26/19	05/24/20	05/23/21	05/22/22	05/21/23	05/19/24	05/25/25
	35	5/31/2015	05/29/16	05/28/17	05/27/18	06/02/19	05/31/20	05/30/21	05/29/22	05/28/23	05/26/24	06/01/25
	36	6/7/2015	06/05/16	06/04/17	06/03/18	06/09/19	06/07/20	06/06/21	06/05/22	06/04/23	06/02/24	06/08/25
10	37	6/14/2015	06/12/16	06/11/17	06/10/18	06/16/19	06/14/20	06/13/21	06/12/22	06/11/23	06/09/24	06/15/25
	38	6/21/2015	06/19/16	06/18/17	06/17/18	06/23/19	06/21/20	06/20/21	06/19/22	06/18/23	06/16/24	06/22/25
	39	6/28/2015	06/26/16	06/25/17	06/24/18	06/30/19	06/28/20	06/27/21	06/26/22	06/25/23	06/23/24	06/29/25
3rd Qtr	40	7/5/2015	07/03/16	07/02/17	07/01/18	07/07/19	07/05/20	07/04/21	07/03/22	07/02/23	06/30/24	07/06/25
11	41	7/12/2015	07/10/16	07/09/17	07/08/18	07/14/19	07/12/20	07/11/21	07/10/22	07/09/23	07/07/24	07/13/25
	42	7/19/2015	07/17/16	07/16/17	07/15/18	07/21/19	07/19/20	07/18/21	07/17/22	07/16/23	07/14/24	07/20/25
	43	7/26/2015	07/24/16	07/23/17	07/22/18	07/28/19	07/26/20	07/25/21	07/24/22	07/23/23	07/21/24	07/27/25
	44	8/2/2015	07/31/16	07/30/17	07/29/18	08/04/19	08/02/20	08/01/21	07/31/22	07/30/23	07/28/24	08/03/25
12	45	8/9/2015	08/07/16	08/06/17	08/05/18	08/11/19	08/09/20	08/08/21	08/07/22	08/06/23	08/04/24	08/10/25
	46	8/16/2015	08/14/16	08/13/17	08/12/18	08/18/19	08/16/20	08/15/21	08/14/22	08/13/23	08/11/24	08/17/25
	47	8/23/2015	08/21/16	08/20/17	08/19/18	08/25/19	08/23/20	08/22/21	08/21/22	08/20/23	08/18/24	08/24/25
	48	8/30/2015	08/28/16	08/27/17	08/26/18	09/01/19	08/30/20	08/29/21	08/28/22	08/27/23	08/25/24	08/31/25
13	49	9/6/2015	09/04/16	09/03/17	09/02/18	09/08/19	09/06/20	09/05/21	09/04/22	09/03/23	09/01/24	09/07/25
	50	9/13/2015	09/11/16	09/10/17	09/09/18	09/15/19	09/13/20	09/12/21	09/11/22	09/10/23	09/08/24	09/14/25
	51	9/20/2015	9/18/2016	9/17/2017	9/16/2018	9/22/2019	9/20/2020	9/19/2021	9/18/2022	9/17/2023	9/15/2024	9/21/2025
4th	52	9/27/2015	9/25/2016	9/24/2017	9/23/2018	9/29/2019	9/27/2020	9/26/2021	9/25/2022	9/24/2023	9/22/2024	9/28/2025
Qtr	53				9/30/2018						9/29/2024

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit B

Fuel Surcharge

The Fuel Surcharge amount, if any, will be set according to the table below.

Price Per Gallon	Surcharge Per Delivery
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit C

Option 1-Standard Credit Policy

Submitting Credits:

EXCEPT CONSUMER RETURNS, QUALITY AND RECALLS, ALL CREDITS MUST BE SUBMITTED WITHIN 48 HOURS OF DELIVERY. Please submit Consumer Returns within 2 weeks of the return date.

All credits must, be on the UNFI Claim Form, submitted one of the following ways:

•	Email (preferred)

•	UNFI Website (preferred)

•	Fax

To get the claim form or' for questions or assistance, contact your regional UNFI Claims Department.

Acceptable Credits

•	Billed Not Received- Product was billed on the invoice but missing from the delivery.

•	Mispick- Right pick label but wrong Product received.

•	Damage - Product was crushed or broken, damaged by leakage of another Product or otherwise damaged.

•	Short Code- The Product was received with to short of life given the code date (short code).
The minimum code varies by Product category - contact a UNFI Claims Representative for details.

•	Mis-Order - Ordered wrong Product, ordered too many, or changed mind, including any returns on Promo Allocations or Turnover Orders. [*CONFIDENTIAL*].

•	Quality - Product is within code but is spoiled or infested, has defective packaging or otherwise is not up to reasonable quality standards.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

•	Consumer Return - As honored by manufacturers.

•	Pricing Error

•	Recall or Withdrawal

Unacceptable Credits

•	Seasonal suncare overstocks (excluding one cycle return at end of 2006 season). The broker or manufacturer may be able to help swap-out inventory.

•	Demo, sample and tester Product will not be handled as a credit. Contact the broker to request either a Turnover order for free Product or samples from the manufacturer.

Applying the Credit

A Credit Memo will be attached to your next invoice; apply it to a future payment. No deductions allowed,

Product Return

Keep the Product on hand until a Credit Memo number and disposition instructions are received, or credit may be denied. UNFI reserves the right to pick up any Product. However, infested Product may be quarantined (e.g. placed in the freezer), destroyed, or thrown away to prevent further infestation.

Product approved for return should be left for the UNFI driver to pick up on the next delivery, with a copy of the Credit Memo attached if possible. Don't return any Product unless a Credit Memo number has been issued.

Except for Quality, Short Code and Consumer Returns, all returned Product must be in restockable condition: original box, all original pieces, no markings on box, no price stickers, no price sticker residue, and no damage.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit C Option 2 - Full Allowance Credit Policy for Whole Foods Market

[*CONFIDENTIAL*]

Submitting All Other Credits:

Submit Quality and Recall credits as needed. Consumer Returns are submitted monthly. See acceptable credit guidelines as outlined below.

All other credits must be submitted within 2 business days of delivery (times below are local store times):

•	Sunday delivery = Credits due by Tuesday 4:30 PM

•	Monday delivery = Credits due by Wednesday 4:30 PM

•	Tuesday delivery = Credits due by Thursday 4:30 PM

•	Wednesday delivery = Credits due by Friday 4:30 PM

•	Thursday delivery = Credits due by Monday 4:30 PM

•	Friday delivery = Credits due by Tuesday 4:30 PM

•	Saturday delivery = Credits due by Tuesday 4:30 PM

All credits must be submitted in writing on the UNFI Claim Form. No phone or voice mail credits. Use phone numbers below only for questions or to request a UNFI Claim Form.

Acceptable Credits

•	Billed Not Received - One or more entire pallets or totes billed on invoice but missing from shipment

•	Damage - If all products on a pallet or in a tote are damaged.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

•	Short Code - Product received with too short of a code life. Minimum code varies; contact UNFI Claims department for details.

•	Mis-Order - Ordered wrong product/too many, changed mind (including any returns on plus-outs, ad/promo allocations, and Turnover Orders). [*CONFIDENTIAL*]. Special order products are not returnable.

•	Pricing Error - Wrong price was charged on invoice.

•
Quality - Manufacturing problem has compromised product quality so that it does not meet reasonable quality or safety standards. Examples: product is within code but spoiled/infested; seal/packaging is defective.

•	Consumer Return - Customer did not like. As honored by manufacturers.

•	Recall or Withdrawal - Specific lot codes as listed on manufacturer’s recall/withdrawal notice.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Unacceptable Credits

•	Billed Not Received - Anything less than an entire pallet/tote at one time (covered by credit allowance).

•	Damage - Anything less than a full pallet/full tote at one time (covered by credit allowance).

•	Mispick - Right pick label but wrong product received (covered by credit allowance).

•	Seasonal suncare overstocks - The broker may be able to swap-out inventory.

•	Demo, sample or tester product - The broker may provide samples or a Turnover Order for free product.

Applying the Credit

A Credit Memo will be attached to a future invoice or will arrive in the mail; apply it to a future payment. No deductions or short-pays allowed.

Returning the Product

Keep the product until a Credit Memo number and/or disposition instructions are received, or credit may be denied; UNFI reserves the right to pick up any product. However, infested product may be destroyed to prevent further infestation - write down the lot code and any other info from the packaging.

Product approved for return should be left for the UNFI driver to pick up on the next delivery. Don’t return product unless instructed to do so by a UNFI Claims Representative. Other than Short Code, Quality, Consumer Returns and Recalls, returned product must be in restockable condition: original box, all original pieces, no markings on box, no price stickers, no price sticker residue, and no damage.

Contact Info:

Make sure to direct Claims and inquiries to the appropriate UNFI division:

UNFI-West:  UNFI-East:
Email: UNFIWCREDIT@UNFI.COM Email: ERCLAIMS@UNFI.COM
Fax: 866-673-8481 Fax: 603-256-8540
Phone: 800-679-2733 (direct line) Phone: 800-451-2525 ext. 43250

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit C Option 3 - Partial Allowance Credit Policy for Whole Foods Market

Credit Allowance

[*CONFIDENTIAL*].

Submitting All Other Credits:

Submit Quality and Recall credits as needed. Submit Customer Returns within 2 weeks. See acceptable credit guidelines as outlined below.

All other credits must be submitted within 2 business days of delivery (times below are local store times):

•	Sunday delivery = Credits due by Tuesday 4:30 PM

•	Monday delivery = Credits due by Wednesday 4:30 PM

•	Tuesday delivery = Credits due by Thursday 4:30 PM

•	Wednesday delivery = Credits due by Friday 4:30 PM

•	Thursday delivery = Credits due by Monday 4:30 PM

•	Friday delivery = Credits due by Tuesday 4:30 PM

•	Saturday delivery = Credits due by Tuesday 4:30 PM

All credits must be submitted in writing on the UNFI Claim Form. No phone or voice mail credits. Use phone numbers below only for questions or to request a UNFI Claim Form.

Acceptable Credits

•	Billed Not Received - One or more entire pallets or totes billed on invoice but missing from shipment

•	Damage - If all products on a pallet or in a tote are damaged.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

•	Short Code - Product received with too short of a code life. Minimum code varies; contact UNFI Claims department for details.

•	Mis-Order - Ordered wrong product/too many, changed mind (including any returns on plus-outs, ad/promo allocations, and Turnover Orders). [*CONFIDENTIAL*]. Special order products are not returnable.

•	Pricing Error - Wrong price was charged on invoice.

•
Quality - Manufacturing problem has compromised product quality so that it does not meet reasonable quality or safety standards. Examples: product is within code but spoiled/infested; seal/packaging is defective.

•	Consumer Return - Customer did not like. As honored by manufacturers.

•	Recall or Withdrawal - Specific lot codes as listed on manufacturer’s recall/withdrawal notice.

Unacceptable Credits

•	Billed Not Received - Anything less than an entire pallet/tote at one time (covered by credit allowance).

•	Damage - Anything less than a full pallet/full tote at one time (covered by credit allowance).

•	Mispick - Right pick label but wrong product received (covered by credit allowance).

•	Seasonal suncare overstocks - The broker may be able to swap-out inventory.

•	Demo, sample or tester product - The broker may provide samples or a Turnover Order for free product.

•
Non-Grocery. – Any credits claimed in connection with non-grocery teams, such as Whole Body, prepared foods and/or bakery, in which case Customer may seek actual credits under Option1 – Standard Credit Policy.

Applying the Credit

A Credit Memo will be attached to a future invoice or will arrive in the mail; apply it to a future payment. No deductions or short-pays allowed.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Returning the Product

Keep the product until a Credit Memo number and/or disposition instructions are received, or credit may be denied; UNFI reserves the right to pick up any product. However, infested product may be destroyed to prevent further infestation - write down the lot code and any other info from the packaging.

Product approved for return should be left for the UNFI driver to pick up on the next delivery. Don’t return product unless instructed to do so by a UNFI Claims Representative. Other than Short Code, Quality, Consumer Returns and Recalls, returned product must be in restockable condition: original box, all original pieces, no markings on box, no price stickers, no price sticker residue, and no damage.

Contact Info:

Make sure to direct Claims and inquiries to the appropriate UNFI division:

UNFI-West:  UNFI-East:
Email: UNFIWCREDIT@UNFI.COM Email: ERCLAIMS@UNFI.COM
Fax: 866-673-8481 Fax: 603-256-8540
Phone: 800-679-2733 (direct line) Phone: 800-451-2525 ext. 43250

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit D

[*CONFIDENTIAL*].

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit E

Code Date Policy

1.	[*CONFIDENTIAL*] - [*CONFIDENTIAL*]

2.	[*CONFIDENTIAL*] - [*CONFIDENTIAL*]

3.	[*CONFIDENTIAL*] - [*CONFIDENTIAL*]

4.	[*CONFIDENTIAL*] - [*CONFIDENTIAL*]

5.	[*CONFIDENTIAL*] - [*CONFIDENTIAL*].

6.	[*CONFIDENTIAL*] - [*CONFIDENTIAL*]

7.	[*CONFIDENTIAL*] - [*CONFIDENTIAL*]

8.	[*CONFIDENTIAL*] - [*CONFIDENTIAL*]

9.	[*CONFIDENTIAL*] - [*CONFIDENTIAL*]

10.	[*CONFIDENTIAL*] - [*CONFIDENTIAL*]

11.	[*CONFIDENTIAL*] - [*CONFIDENTIAL*]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit F

PRIVATE LABEL SKU AND CONTROL LABEL SKU OVERSTOCK AND SHORT-DATED AGREEMENT

1)	Overstock and Short-Dated responsibility chart:

DRY/FROZEN	UNFI	WFM
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

REFRIGERATED (with normally 30 days minimum code)	UNFI	WFM
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

2)	WFM authorizes in advance these autoships:

DRY/FROZEN- Total quantity divided proportionally between the WFM Stores serviced by the UNFI DCc at which the Product is inventoried at 6 weeks from expiration.

DAIRY- Total quantity divided proportionally between the WFM Stores serviced by the UNFI DC at which the Product is inventoried at 3 weeks from expiration.

If the initial notice given is less than 6 weeks on dry/frozen, and less than 3 weeks on refrigerated, UNFI will remove the percentage of stock it is responsible for before performing any autoships. This way the least possible amount of short-dated product is shipped to WFM Stores. Any Product removed from inventory will be food banked or otherwise donated by UNFI.

3)	UNFI will automatically remove from inventory any products:

DRY/FROZEN- Dated 2 weeks or less from expiration
DAIRY- Dated 1 week or less from expiration

Loss will be assigned as noted in section 1above, and debits or other reimbursement will be arranged with WFM if appropriate.

4)
UNFI and WFM agree that unusual circumstances may justify a different course of action than would otherwise be indicated by this agreement, and that Refrigerated products that normally have less than 30 days minimum code will be handled on a case-by-case basis.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit G

EDLC Bulk Products Process

1.	Criteria for establishing EDLC Bulk Products. WFM shall maintain a list of monitored bulk Products. The initial monitored list is set forth below:

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

In order to change the price or establish a bulk Product under the EDLC Program the following process shall be utilized:

• Does the cost change email include a monitored item? If yes, go to next step.

• [*CONFIDENTIAL*].

•	[*CONFIDENTIAL*].

•	The earliest regional cost-plus price change effective date will be considered the national effective date.

•	[*CONFIDENTIAL*].

•	[*CONFIDENTIAL*].

•	If the item currently has an EDLC, it should be ended the day before the national effective date.

•
Email wfmedlc@wholfoods.com with instructions to end any existing EDLC and/or enter the new EDLC. Ideally, EDLC updates should be data-entered before the 1st day of the pricing month prior to the earliest price change date (so they'll be picked up by the EDI price file for that month). Copy the appropriate WFM contact on this email for auditing purposes.

2.	Business Analysis. The appropriate UNFI party shall end and/or enter the EDLC's and confirm internally when that process is complete.

3.
Additional Notes. WFM price changes will automatically be picked up by the EDI price files, and included in any future bid/cost reports. Because UNFI pricing may include inbound freight and also because the Delivery Upcharge component is based on UNFI's regular landed· cost, the final prices to WFM may sometimes vary by UNFI DC.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit H

Section A:
[*CONFIDENTIAL*].

Section B:
"Fingerprint”- Defined as an unloading activity type where the order quantities delivered do not meet the "DC minimum pallet height requirements'' and therefore require additional handling before being moved to a warehouse storage location. UNFI and WFM agree to negotiate DC minimum pallet height requirements that reasonably meet the needs of both parties.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit I

UNITED NATURAL FOODS, INC.
CODE OF CONDUCT FOR SUPPLIERS

UNFI has established a set of six Core Values. These Core Values inspire our approach to business and are fundamental to building successful relationships with all our stakeholders: Customers, Suppliers, Associates and the Environment.

• Integrity and respect in all of our actions
• Trust and accountability in all relationships
• Open and honest communication with our employees
• Profitable growth of the organization
• A safe and healthy work environment
• Social and environmental responsibility for the health of the planet

UNFI believes that our supplier partners play a major role in shaping and maintaining our reputation. As we strive to apply these values to our business practices every day, we now ask that our supplier partners comply with a Code of Conduct that will allow them to support these same values. UNFI sees this as an opportunity to extend good business practices throughout the supply chain and ultimately create a higher standard of business in the world. We intend to use your support of this policy as a way to raise awareness and standards.

Suppliers doing business with UNFI will:

COMPLY WITH APPLICABLE LAWS AND PRACTICES:

Suppliers will comply with all local and national laws and regulations in the jurisdictions in which they do business.

COMPLY WITH THE FOLLOWING CONDITIONS OF EMPLOYMENT:

Compensation: Suppliers will compensate their employees with wages and benefits which are in compliance with the local and national laws and regulations of the jurisdictions in which they do business.

Hours of Labor: Suppliers must ensure that working hours are consistent with local regulations. If regulations do not address standard working hours, suppliers must ensure that work hours are not excessive or unfair.

Forced Labor: Suppliers will not use forced labor. Suppliers represent their compliance with the California Transparency in Supply Chains Act of 2010, and compliance with existing local and federal laws regarding slavery and human trafficking in the county or countries in which their business with UNFI is being conducted.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Child Labor: Suppliers or their subcontractors will not use child labor. Child labor is defined for these purposes as any person employed at an age younger than the legal minimum age for working in any specific jurisdiction.

Discrimination /Rights: Suppliers will not discriminate on the basis of race, color, national origin, gender, religion, disability, sexual orientation, and other similar factors in their employment practices.

PROVIDE A SAFE WORKPLACE ENVIRONMENT:

Health and Safety: Suppliers will insure that adequate accommodations for the health and safety of workers have been implemented and are maintained.

Security: Suppliers will comply with all USDA requirements for product safety and maintain adequate security at all production and warehousing facilities to prevent dangerous exposures to health hazards or perilous cargo.

In addition, UNFI would like to be informed of your companies’ activities in certain areas of interest. Please include information related to your company’s efforts regarding environmental impact and social responsibility as well as your compliance with the California Transparency in Supply Chains Act of 2010, along with your signed copy of this code of conduct:

Finally, we are all aware that some parts of the world demonstrate better efforts regarding compliance with the above conditions of employment than others. If you are doing business with or in any country in areas of the world known for employing labor practices inconsistent with the above, including the California Transparency in Supply Chains Act of 2010, please consult your legal counsel for appropriate steps to take to ensure compliance with new legal requirements. We ask that you remain mindful of the above and use your best efforts to cease associating with any country or entity tolerating or employing these inconsistent labor practices.

The company identified below agrees, through its authorized representative, to the terms outlined in this UNFI Code of Conduct for Suppliers.

Company Name:_________________________________________________________

Authorized Representative:________________________________________________

Title:___________________________________________________________________

Date:___________________________________________________________________

Please sign and return this UNFI Code of Conduct for Suppliers by fax to (877) 775-6476
or by email to: LKassab@UNFI.com

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

or mail to Manager, Legal & Regulatory Affairs
Law Department
UNFI
313 Iron Horse Way
Providence, RI 02908

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

UNFI Use Only - Approval	
Date:	
Signature:	
Title:	

unfi
DRIVEN BY NATURE®

Guaranteed Sales on Product Agreement

UNFI is a full line national distributor offering natural, organic and specialty foods and related products including nutritional supplements and personal care items. We are committed to providuing our retail customers with an assortment of top-selling items and supporting our suppliers in introducing innovative new products into our product selection. This committment requires a strong focus on eliminating slower selling products.

UNFI requires a six month guaranteed sale on all items being considered for introduction (including seasonal and holiday items). A guaranteed sale is a commitment made by the Supplier to accept back all overstock product purchased by UNFI during such period.

General Supplier Information

Supplier:				Primary Contact	
Address:				Title:	
City:				Phone / Fax:	
State:		Zip:		E-mail:	

General Broker Information

Brokerage:		Primary Contact	
Address:		Title:	
City:		Phone / Fax:	
State / Zip:		E-mail:	

Authorizer Information / Signature

☐ I agree to the terms of Guaranteed Sales on Products

Approved / Accepted by (signature required):					
Title:					
Print Name:					
Address:					
City:		State:		Zip:	
E-mail:					

PLEASE RETURN COMPLETED FORM WITH PHYSICAL SIGNATURE ON IT

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

August 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

1	Introduction
This UNFI Supplier Policies document outlines the expectations and requirements for doing business with UNFI.
UNFI offers many successful promotional and marketing vehicles to support your Products to the trade and to consumers. Your UNFI Supplier Relationship Manager (“SRM”) will be able to give you comprehensive information on these programs.
If you have any questions regarding any sections of this document, please contact our New Item Coordinator or your UNFI SRM.

The policies outlined and described in this document supersede any conflicting policies submitted by Supplier(s) to UNFI unless special exceptions have been made in writing by an authorized member of UNFI management.

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

2	UNFI National Contact List

Advertising Agreement Questions	Adagreements@unfi.com
Deductions Coordinators	deductionswest@unfi.com deductioncoordinatoreast@unfi.com
Inbound Routing	inboundlogisticsnational@UNFI.com
Insert or B&W Ad Questions	Ads@unfi.com
Invoices	UNFI, Accounts Payable - East Region PO Box 567 Keene, NH 03431 UNFI, Accounts Payable - West Region 1101 Sunset Blvd Rocklin, CA 95765
New Items New item forms and information to your SRMs	United Natural Foods Attn: SRM 313 Iron Horse Way Providence, RI 02908 (401) 528-8634
Opening Order Forms - Retail Store Placement	Openingorderforms@UNFI.com
Pack Changes All Pack Changes shall be submitted to your SRM and Buyer (at their UNFI email addresses)

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

Planogram Product Photos	Email to retailimageservice@unfi.com Or send CD to: United Natural Foods Attn: Image Coordinator 260 Lake Road Dayville, CT 06241
Price Changes All Price Changes shall be submitted to your SRM and Buyer (at their UNFI email addresses) on the UNFI Price Change Form
Product Images and Information Updates
Send actual Product samples, electronic files of ingredients, nutritional data, Product photo, logo and key selling points, as listed on the required information page found in the Supplier Packet to the SRM.

United Natural Foods
Attn: Marketing
313 Iron Horse Way
Providence, RI 02908
(401) 528-8634
AND
United Natural Foods
Attn: National Marketing Program Manager
2340 Heinz Road
Iowa City, IA 52240

Email hi-res Product photos to:
photography@UNFI.com
Email ingredients and nutritional information to: Prodinfo@unfi.com

Product Recalls Product Recall information must be sent by email only	Director National Food Safety & Quality Assurance recalls@unfi.com
Publication Questions	Ads@unfi.com

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

Turnovers/EDLP’s	Email or fax turnover orders to EAST: TurnoversEast@unfi.com Fax: 860-779-9152 Email turnover orders to WEST: TurnoversWest@unfi.com Fax: 866-648-8199 Email EDLP to: EDLPEast@unfi.com EDLPWest@unfi.com
Visit https://unfinc.zendesk.com/home for general Supplier support and forms for new Suppliers, new item information, promotions, price changes and advertising agreements, etc.

3	Definitions
In these policies, the below terms are used as follows:

•	“Consumer” means any entity or person who buys from UNFI’s Customer (as defined below).

•	“Customer” means any entity that purchases Products from UNFI.

•	“Product(s)” means goods, including, but not limited to, foods, perishables, consumables, dry goods, personal care items, nutritional supplements, vitamins, non-food items and pet supplies.

•	“Reclaim” is defined in accordance with the terms outlined in the FMI “Joint Industry Report”, which can be found at: http://www.fmi.org/docs/supply/GMA_Unsale.pdf.

•	“Supplier” means the entity that supplies UNFI with Products.

•	“SRM” means UNFI Supplier Relationship Manager.

4	General Policies and Guidelines
All forms and accompanying information must be completed and returned to your UNFI SRM.

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

A.	TERMS OF PAYMENT
UNFI requires payment terms of 2%, 10 days, net 30 from the date UNFI receives the invoice, the date the Supplier's invoice is post-marked or from the date UNFI receives the Product, whichever is later. Payment of initial invoices will be made 60 days after receipt of initial orders and SRM approval. All appropriate deductions will be deducted from Supplier payment(s) by UNFI. If UNFI cannot deduct amounts due to it by Supplier within 30 days, UNFI will bill Supplier. Any such amounts billed shall be due immediately.
UNFI may offset amounts due to Supplier with amounts due by Supplier to UNFI.

B.	INVOICES
Please send all invoices to:

UNFI, Accounts Payable - East Region	UNFI, Accounts Payable - West Region
P.O. Box 567	1101 Sunset Boulevard
Keene, NH 03431	Rocklin, CA 95765

UNFI reserves the right to conduct 3rd party audits on our Accounts Payable records and execute justified deductions as necessary.
All allowances offered “off invoice” must be reflected on the invoice.

•
Note that Pricing may change due to market conditions, and 90 days’ written notice to UNFI is required on all price changes. Changes in pricing will be reflected on the Purchase Order. When Supplier requests a price change, it is Supplier’s responsibility to email the UNFI Buyer and request adjustment to the price(s) on any previously acknowledged Purchase Order(s) and to then acknowledge the revised Purchase Order(s) by confirming quantities and pricing. When a P.O., previously accepted by the Supplier, conflicts with an Invoice or any other documentation, UNFI reserves the right to have the P.O. price prevail.

C.	GENETICALLY MODIFIED ORGANISMS (GMOs)
UNFI supports sustainable agriculture and organic farming and is very concerned about the proliferation of genetically modified organisms in foods. UNFI supports a moratorium on the use of GMOs until more in-depth research on their long-range consequences is completed. UNFI encourages its Suppliers to require independent third party non-GMO verification from their own suppliers and to use only ingredients that have not been genetically modified.

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

D.	QUALITY ASSURANCE
Supplier shall adopt and operate in accordance with good manufacturing practices (GMPs). Annually Supplier shall provide UNFI with a copy of Supplier’s most recent food safety audit as performed by an independent third party. UNFI will treat said documents as Confidential. Notwithstanding however, UNFI reserves the right to, and Supplier acknowledges that UNFI may, share these documents with UNFI’s Customer when requested.
Upon UNFI’s request, with respect to consumable/food Products, Supplier must provide UNFI with the results of any sanitation or food safety audits made by or for Supplier during the term of Supplier’s relationship with UNFI related to any Facility. Supplier must notify UNFI immediately of any third party food safety or sanitation audits or analyses that indicate the presence of Listeria monocytogenes, Salmonella, E. coli, E. coli 0157:H7 or other harmful or pathogenic bacteriological, viral or fungal presence in the Facilities or the Products or any of Supplier's other products manufactured at the Facilities during the term of Supplier’s relationship with UNFI.
Supplier must also inform UNFI immediately of any non-routine inquiry, investigation or inspection by any federal, state or local governmental agency in connection with the Facilities or the Products that reveal a food safety or sanitation deficiency or a possible recall, labeling or allergen alert and provide UNFI with a copy of any reports related thereto. Supplier must inform UNFI immediately upon receipt and provide a copy of any FDA Form 483 involving a Facility; of any entry Supplier makes to the Reportable Food Registry involving the Products; and of any “Warning Letter” or “Dear Manufacturer” letter received by Supplier related in any way to the Facilities or the Products.
UNFI will not treat any of the above information as confidential and may provide such information to its Customers upon request.

E.	TEMPERATURE TESTING
To adhere to UNFI’s HACCP requirements, all perishable and frozen Products delivered to a UNFI facility must, when delivered, satisfy certain temperature requirements. Perishable Products must temperature test at 40 degrees Fahrenheit or less; eggs must temperature test at 45 degrees ambient Fahrenheit or less; and Frozen Products must temperature test at 20 degrees Fahrenheit or less, provided that if Supplier has specified a temperature less than 20 degrees Fahrenheit, such Products must temperature test in accordance with that specification.
Receivers at UNFI’s facilities will verify the temperature of perishable and frozen Products and eggs by non-invasively probing the exterior packaging of a

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

sample of the Product. In the event that the temperature of the exterior packaging exceeds the limit specified above, the UNFI receiver will open the exterior packaging to probe the actual Product. If the temperature of the actual Product exceeds the acceptable limit specified above, UNFI will refuse Supplier’s entire shipment of such Product, which may not be re-delivered to UNFI at any time.

F.	DISCLOSURE OF SUPPLY CHAIN INFORMATION
UNFI may require Suppliers to identify the country, and the specific region of such country, where each of the ingredients, components or parts of Supplier’s Product are grown, produced and/or manufactured. In the event of an actual or contemplated product recall, withdrawal or other similar circumstances affecting Supplier’s Product or other products that are of the same sort or similar to Supplier’s Product and upon request from UNFI, Supplier shall promptly identify the direct supplier or source of any of the ingredients, components or parts of Supplier’s Product. Supplier further agrees that UNFI may provide such information to its Customers upon request from such Customers.
In order to allow both Supplier and UNFI to be able to definitively trace the source of Products as well as the place and time of their processing, all Products must bear a unique lot or batch number that isolates the processing of Products between sanitation efforts. Products produced in a facility or through a process that does not undergo sanitation must be designated by field and harvest date.

G.	CALIFORNIA TRANSPARENCY IN SUPPLY CHAINS ACT of 2010
The California Transparency in Supply Chains Act of 2010 requires retailers and manufacturers doing business in California to disclose their efforts to combat human trafficking and forced labor in their own direct supply chains. Even if UNFI is neither a retailer nor a manufacturer, it is committed to meeting the requirements of the Act and requires its Suppliers to do so. As well, certain UNFI Customers require UNFI, as one of their direct suppliers, to help them satisfy the Act’s disclosure requirements. As a result, UNFI requires its Suppliers to certify that they have met the Act’s requirements.
Specifically, each Supplier must certify that:

1.	It verifies its Product supply chains to evaluate and address risks of human trafficking and slavery (and will disclose to UNFI whether a third party conducted the verification);

2.	It audits its own suppliers to evaluate compliance with Supplier’s company standards (and will specify to UNFI whether the audits are independent and unannounced);

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

3.	It requires its direct suppliers to certify that the products they provide to Supplier comply with the laws of the country in which the supplier does business;

4.	It maintains internal accountability standards for employees and contractors concerning human trafficking and slavery; and

5.	It ensures that Supplier employees and management responsible for supply chain management are trained to identify human trafficking and slavery and how to mitigate risks within supply chains.
Each Supplier must also certify that it and all employees and agents involved in the manufacturing, processing or delivery of the Products strictly adhere to all applicable federal, state and local laws, regulations and prohibitions of the United States, its territories and all countries in which the Product is produced or delivered with respect to the operation of their production facilities and their other business and labor practices, including but not limited to the California Transparency in Supply Chains Act of 2010, and comply with existing local and federal laws regarding slavery and human trafficking in the country or countries in which UNFI’s business with Supplier is being conducted.

H.	COMPLIANCE WITH FOOD SAFETY LAWS
UNFI expects its Suppliers to be aware of and comply with all applicable laws, rules and regulations regarding food safety, including, but not limited to, the Federal Food, Drug and Cosmetic Act, as amended by the Food Safety and Modernization Act (“FSMA”), and rules and regulations adopted thereunder (collectively, the “FD&C Act”), and all applicable provisions of the Meat Inspection Act (“MIA”), Poultry Product Inspection Act (“PPIA”) and/or Egg Product Inspection Act (“EPIA”), including all applicable rules and regulations adopted thereunder.

I.	PESTICIDES AND PRODUCT REGISTRATION

1.
A pesticide is defined as any substance intended to control, destroy, repel, or attract a pest. Any living organism that causes damage or economic loss or transmits or produces disease may be the target pest. Pests can be animals (e.g. insects or mice), unwanted plants (e.g. weeds), or microorganisms (e.g. plant diseases or germs that is, viruses and bacteria). Pesticide products include not only insecticides and herbicides, but many products not typically thought of as pesticides, including algaecides (e.g. pool chlorine), disinfectants and sanitizers (such as toilet bowl cleaner), repellants (e.g. mosquito repellent), rodenticides (e.g. rat poison), and fungicides (e.g. rose dust).

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

2.
Pesticides are required to be registered with the Federal Government and with certain states, including California. California also requires pesticide manufacturers to pay an assessment on sales of pesticides sold in the state.

3.	Before selling any Product to UNFI, Suppliers must complete UNFI’s Pesticide Questionnaire, which is included in your Supplier Packet and can also be obtained from your SRM.

4.
The Supplier is responsible for registering, at its sole cost (including fees or assessments), any Product that is required by the EPA or any applicable state agency to be registered as pesticides. The Supplier is also responsible for filing any reports related to such registration. An example of such a registration and assessment is the California “Mill Assessment.”

J.	DANGEROUS GOODS
UNFI requires that prior to selling or shipping a hazardous material to UNFI Suppliers provide UNFI with the proper shipping name, the unit/type, the hazard class, UN/NA ID number, the packing group, the total quantity, emergency response information (including a 24 hour telephone number), and the shipper’s name and address. Suppliers must also provide UNFI with a safety data sheet for each hazardous material sold or shipped to UNFI. UNFI expects its Suppliers to comply with the requirements and obligations regarding the transportation of hazardous materials, as set forth in 49 CFR Parts 171-180.

K.	PROPOSITION 65
UNFI requires that its Suppliers provide all warnings required under California’s Safe Drinking Water and Toxic Enforcement Act of 1986, Health and Safety Code Section 25249.5 (“Proposition 65”) (or any similar local, state, or federal law or regulation) which requires a specific warning on any products containing certain chemicals known to cause cancer or reproductive toxicity.

L.	GIFT POLICY
UNFI employees cannot accept gifts or travel worth $100 or more without senior management approval.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

M.	PRODUCT INFORMATION AND INTELLECTUAL PROPERTY
In an effort to best market Supplier’s Products, UNFI requires and Supplier agrees to provide UNFI with the following items as frequently as reasonably necessary and upon request from UNFI: (1) a current list of Products offered, with corresponding UNFI item numbers, UPCs, descriptions and case packs; (2) Product photography, descriptions, video footage and/or clips; (3) nutritional information; and (4) other advertising and

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labeling content. Where Supplier does not submit the Product information, in whole or in part, Supplier authorizes UNFI to obtain and use Product information.

All intellectual property or proprietary rights in any Product, Product information, Product labels, Product packaging, nutritional content, and other advertising copy, including any photographs, images or other content delivered or obtained in accordance with the foregoing and/or provided by Supplier in connection with the Products are Supplier’s intellectual property rights (“Product IP Rights”). Supplier further authorizes UNFI to use the Product information and Product IP Rights therein in connection with the sale and promotion of the Products, no matter how the Product information is received or obtained by UNFI. Supplier grants UNFI a worldwide, nonexclusive, royalty-free right and license to use and further sublicense the Product IP Rights for UNFI’s business purposes, but only in connection, directly or indirectly, with the sale and promotion of the Products. Supplier may terminate such license and any related sublicense upon reasonable, written notice to UNFI, which notice shall be deemed a notice of termination pursuant to the Supplier Agreement. Notwithstanding any such termination, UNFI and its sublicensees shall have the right to continue to use the Product IP Rights while exhausting their respective inventory of Products on hand at the time of the termination.

N.	PRESS RELEASE POLICY
UNFI senior management must pre-approve any reference to UNFI in a press release, posting on Social Media, or reference in print publication prior to publication or distribution.

O.	ORGANIC AND KOSHER CERTIFICATION
For an item to be identified as organic and/or kosher in UNFI publications, UNFI must have a current organic and/or kosher certificate on file. Organic certificates are required before Products that are marketed and/or labeled as organic can be set up in UNFI’s systems. Kosher certificates are not required before items can be set up in UNFI’s systems. However, UNFI will not identify an item as kosher if a kosher certificate is not provided. All renewal certificates must be forwarded to your SRM annually and must be received by the anniversary of last certificate submission and no later than the expiration of the prior year’s organic certification.

P.	PRODUCT LOSS CLAIMS AND UNSALABLE PRODUCTS
Product Loss Claims (“PLCs”)/Unsalables are generated in 3 ways: defective Product reported by Customers; Product returned by Consumers to our Customers; and shelf worn Product. It is UNFI’s expectation that all PLCs / Unsalables are covered 100% by the Supplier.

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1.
Defective Product - This includes defects in Product that may not be apparent until the case is opened by the Customer, such as poorly sealed Product, tops/ends not glued shut, dented cans/damaged boxes inside a sealed, undamaged case, and Product that spoils before the expiration date on the Product.

2.
Consumer Returns - Products returned by the Consumer to the Retail Customer where they purchased it. UNFI asks its Retail Customers to provide explanations and lot/date codes for these returns, but cannot guarantee that it will receive them and be able to pass that information on to Suppliers. In the event that a Supplier notifies UNFI that excessive quantities have been returned, UNFI may, in its sole discretion, investigate.

3.	Shelf Worn Product - Products usually found on a retail shelf in a Supermarket Store that a reasonable Consumer would not purchase due to label defects, discontinued, damaged, etc.

4.	Unsalable - Products that are removed from the primary channel of distribution for any reason (such as out of date, discontinued, damaged, etc.). They will be disposed of at store level.

5.
Discontinued Items - As our mutual Customers review and update retail assortments, there is always the risk of residual inventory being returned from Customer. With the proper information and notification, we will do our best to minimize any excess inventory at the Customer level. However, if a Customer discontinues Product, it is the Supplier’s responsibility to cover this excess or returned inventory.

PLCs/Unsalables are generally reported monthly by division and are deducted at UNFI’s wholesale price. This covers the costs incurred on top of the invoice price, including stocking, picking and shipping the defective Product. Except for some full cases or excessive quantities, PLCs/Unsalables are not picked up by UNFI, but are destroyed at the store level.

PLC/Unsalable claims are not covered by any spoils allowance programs between the Supplier and UNFI. These spoils allowance programs are specific to UNFI and are intended to handle spoils within our DCs.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Q.	CREDITS, RECLAIM AND SPOILS

1.
Certain Customers, primarily supermarkets, require reclaim support from their suppliers. This support service is typically a required condition of doing business in the supermarket channel. UNFI defines “reclaim” according to the terms outlined in the FMI “Joint Industry Report.” For more information, visit: http://www.fmi.org/docs/supply/GMA_Unsale.pdf. UNFI considers out of code at the shelf, damages at the shelf, promotional residual and reset residual to be included in the definition of “reclaim.”

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2.
Certain Customers, including supermarkets, may utilize a 3rd party reclaim service or manage their reclaims internally, and, in rare circumstances, UNFI may act as the reclaim operator for the Customer. Fees will be imposed on the Supplier in all three of these situations. The fees imposed by UNFI for serving as the reclaim operator are consistent with the fees imposed by both 3rd party reclamation services and by Customer accounts who manage this process internally.

3.
In addition, certain Customers, including supermarkets, may contract UNFI to act as a 3rd party billing agent for reclaims support. In these cases, UNFI will impose an administrative fee on the Supplier for this service/support which will be added on to the invoice at the time of billing. These fees depend on many factors and are subject to change.

4.
Spoils allowances, given off invoice, are intended to address spoils within UNFI DCs and not to support credits at retail. These spoils allowances, which are typically significantly lower than retail reclaim credits, are intended to share the expense driven by packaging issues, products that go out of code within the DC, etc.

R.	W-9 TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION, OR W-8
A current W-9 Taxpayer Identification Number and Certification with an actual or electronic signature must be on file with UNFI. Visit http://www.irs.gov/pub/irs-pdf/fw9.pdf to retrieve the form. Canadian and other international Suppliers may be required to complete a Form W-8 in order to claim exempt status from certain tax withholdings.

S.	PRODUCT CORRESPONDENCE
All correspondence regarding Products must be directed to the appropriate SRM and must contain a twelve-digit UPC number and an UNFI item number for each Product that is the subject of the correspondence. Such correspondence requiring this information may include, but is not limited to:

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•	New Product announcements

•	Promotions

•	Size, pack and description changes

•	Price lists and updates

T.	SUPPLIER CHANGES
Changes to Supplier’s address must be submitted in writing on Supplier’s letterhead, be signed by an officer or owner of the business, and be received 90

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days prior to the effective date. This information should be sent to: SRM, Buyer and Accounting.

UNFI, Accounts Payable - East Region P.O. Box 567 Keene, NH 03431	UNFI, Accounts Payable - West Region 1101 Sunset Boulevard Rocklin, CA 95765
AND to your UNFI Supplier Relationship Manager and Buyer

For more information and forms, please visit the UNFI Supplier support site at: https://unfinc.zendesk.com/home
UNFI must also be informed of certain other changes to Supplier’s business and Suppliers are required to submit new documents to reflect such changes.

1.
UNFI must be provided a minimum of ninety (90) days’ written notice of changes to Supplier’s pick up location. Changes to Supplier’s pick up location may affect freight rates and wholesale price. If UNFI is not timely notified of an address change, and Supplier’s failure to provide timely notice results in increased freight rates/charges to UNFI, UNFI shall not be responsible for such increases until UNFI adjusts its pricing with its Customers. In the event of change to pickup location, a new freight rate form must be submitted.

2.
Supplier may not assign any rights or delegate any obligations without the prior written consent of UNFI, including changes necessitated by an assignment or transfer of ownership. Where an assignment or transfer of ownership has occurred, a new Supplier Agreement and W-9 or W-8 is required in order to continue doing business with UNFI.

3.	UNFI must be informed of acquisitions or name changes.

a.	Acquisition - In the event that a Supplier is acquired, a new Supplier Packet must be completed by the acquiring entity.

b.	Supplier Name Change

•
In the event that a Supplier is changing its name and maintaining its Taxpayer Identification Number (“TIN”), UNFI must be notified of this change to ensure that the Supplier information is updated in its host system.

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•
If the Supplier is changing its TIN, UNFI requires that a new Supplier be set up. Supplier must complete and submit a new Supplier Packet in order to be set up as a Supplier and do business with UNFI under the new TIN.

•	Any Supplier name change, regardless of whether Supplier retains or changes the TIN, requires a new W-9 evidencing the new Supplier name and TIN.

U.	INVENTORY TRANSFERS AND BALANCING
UNFI strives to provide a strong service level to our Customers. With this focus, we will, on occasion, request help from Suppliers in balancing inventory across our DCs. If we are unable to secure inventory from a Supplier because a Product is out of stock and we have inventory available in other DCs, UNFI will transfer or require Supplier to transfer Product in order to meet Customer service level expectations, and Supplier shall be responsible for the cost associated with such transfer.

V.	SUPPLIER FREIGHT / PICK-UP ALLOWANCE
Where a Supplier offers a pick-up allowance, a Freight/Pick-up Allowance Form may be obtained from and submitted to Supplier’s SRM.

W.	PRICE PROTECTION
“Price protection” means a credit for the difference between UNFI's previous invoice price and the new lower invoice price. UNFI requires price protection on all affected Products inventoried by UNFI, as of the effective date of any price decrease.

NOTE: A request for confidential treatment has been made with respect to the portions of the following
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X.	PRICING, PRICE CHANGE, BLACK OUT PERIOD, UPC, SIZE AND PACK CHANGES

1.	UNFI will not accept and implement changes on Products that are on promotion until after the promotional period ends.

2.
Ninety (90) days’ prior written notice is required on all price changes, including changes to off-invoice allowance programs (excluding commodities). Price changes must be submitted on the UNFI Price Change Form, accompanied by a Supplier price list and written documentation explaining the change. The UNFI Price Change Form is available at: https://unfinc.zendesk.com/home. In the event that the price change is not submitted with the required 90 days’ notice, UNFI reserves the right to

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charge and enforce the Purchase Order price. Changes in pricing will be reflected on the Purchase Order (“P.O.”).

3.	UNFI will not accept price changes with an effective date between October 1st and December 31st. All price changes need to be effective prior to, or after, this time.

4.
Ninety (90) days’ prior written notice is required on all UPC, size and pack changes and must be submitted to the Supplier’s SRM using the appropriate UNFI forms, which are available at: https://unfinc.zendesk.com/home. A $35 per item fee will be assessed for all pack changes per DC. Failure to provide the required notice will result in assessment of a $500 fee per occurrence.

5.	Ninety (90) days’ prior written notice is required for any material changes to Supplier’s Product formulation, labels and or packaging.

6.	Upon notification that an item has been discontinued by Supplier or UNFI or has undergone a UPC, size or pack change, UNFI will:

a.	Supply inventory count of items and verify the landed cost of inventory by disposition date.

b.	Remove Product from inventory and send a notice to the Supplier to arrange for pick up.

c.	Supply the accounting department with the anticipated credit amount. If the credit amount should exceed open invoices, all payments will be held until the credit amount is cleared from the account.

d.	Charge $35 per hour (one hour minimum) for any additional UNFI labor.

7.
If Supplier has not picked up or made arrangements to have the Product picked up within fourteen (14) days from notice, UNFI will send the Product to the local food bank and charge the full landed cost back to Supplier or dispose of it as UNFI sees fit.

8.	Any change to one of the following will require a new UNFI item number:

a.	Case pack

b.	Retail UPC code

c.	Brand name

NOTE: A request for confidential treatment has been made with respect to the portions of the following
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d.	Unit size

•	Only exception is an increase in unit size in an amount less than 1 ounce.

e.	Any change in organic status

•	A change from organic to non-organic will also require a new UPC code.

f.	Description

•	No longer recognizable from original description and is normally associated with an ingredient change.

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g.	Ingredient change

•
Any ingredient change that adds or removes an allergen as set forth in the then-current FDA allergen list will be assigned a new UNFI product number. For example, milk, eggs, fish (bass, flounder, cod, etc.), crustacean shellfish (crab, lobster, shrimp, etc.), tree nuts (pecans, etc.), peanuts, wheat and/or soybeans.

•	Any ingredient change that may cause a material change to the Product will be reviewed for a possible UNFI number change (e.g. non-hydrogenated oil to hydrogenated oil).

Y.	BRIGHT LINE TESTS FOR THE HANDLING OF PRODUCTS THAT UNDERGO CHANGE IN ORGANIC STATUS
The following are guidelines in the event a Supplier makes material changes to its Product content and/or label which could mislead Customers and/or the Consumers as to the new/changed Product contents. This is intended to ensure UNFI continues to comply with its legal requirements, maintains its certification as an organic handler, meets its obligations to Customers and Consumers, and does what it believes is the right thing in such instances.
UNFI requires Suppliers to promptly notify UNFI of any proposed change to a Product’s organic status as defined under the USDA NOP labeling standards. In the case of material changes as discussed below, a new UPC code may need to be assigned to the Product.
Suppliers that promptly coordinate Product changes with UNFI may avoid interruptions to the distribution of their Products, particularly by providing UNFI with proper and timely notification of changes and by assigning a new UPC code when a Product changes from 100% organic or other organic status to a lesser organic or natural status.
In the event the Supplier does not provide timely notification of proposed material Product changes to UNFI, thereby precluding appropriate coordination between UNFI and the Supplier, the following guidelines apply:

1.
Once UNFI becomes aware of a change in a Product’s organic status, such as where a Supplier has previously and conspicuously labeled a Product as “organic” and then eliminates any labeling references to the organic status as provided under the USDA/NOP labeling standards, but does not change the Product UPC code, we will notify our relevant Customers and the Supplier that we are putting the Product on hold until the UPC code is changed to reflect and communicate a Product change.

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2.
Once UNFI becomes aware of a change in a Product’s organic status, whether or not a Supplier has previously and conspicuously labeled a Product as “organic” as set out above, but the Supplier has previously otherwise represented that the Product is 100% Organic, Organic, or Made With Organic as defined by the USDA/NOP labeling standards, and the Supplier now represents the Product to be less than the previously listed designated organic category, and the Supplier does not alter or change the Product’s UPC code, we will notify our relevant Customers and the Supplier that we are putting the Product on hold until the UPC code is changed to reflect and communicate a Product change.

3.
Once UNFI becomes aware of a change in a Product’s organic status, where a Product has never been conspicuously labeled as ”100% Organic, Organic, or Made With Organic” as defined by the USDA/NOP labeling standards, although the previous Product had some organic ingredients as defined under the USDA/NOP labeling standards, but the Product now is changed to contain fewer or no organic ingredients or a previous certification representing it included some organic ingredients, although less than 70%, has now been eliminated, but, in any or all cases, the Supplier has not changed the Product’s UPC code, UNFI may change its internal Product code accordingly. UNFI will require the Supplier to immediately create an appropriate Customer notification letter, to be pre-approved by UNFI, to be distributed by UNFI and/or the Supplier, as determined solely by UNFI, to all impacted Customers. If Supplier is designated by UNFI to distribute such communications to the impacted Customers, the Supplier, after timely distributing those communications, shall represent in writing to UNFI that all impacted Customers have been so notified before UNFI will ship the correctly labeled Product.

Z.	INSURANCE CERTIFICATES
Before a new Supplier can be set up in UNFI’s system, a certificate of insurance must be received by the appropriate Supplier Relationship Manager, demonstrating the coverage outlined below.

1.
Supplier will maintain, in any combination of primary and excess policy(ies), commercial/comprehensive general liability insurance (including but not limited to product/completed operations, independent contractors and contractual liability insurance) from a carrier or carriers reasonably satisfactory to UNFI, in a minimum amount of five million dollars ($5,000,000) combined single limit for bodily injury and property damage per occurrence; five million dollars ($5,000,000) for products/completed operations aggregate; and five million dollars ($5,000,000) general aggregate, if Supplier’s Products include any of the following:

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•	Supplements;

•	Raw or cooked, fresh and/or frozen meats (including beef, poultry, pork, lamb and deli meats); or

•	Raw or cooked, fresh and/or frozen seafood.

2.
If Supplier’s Products do not include any of the Products identified in Sec. (Z)(1) above, then Supplier will maintain one million ($1,000,000) combined single limit for bodily injury and property damage per occurrence; two million dollars ($2,000,000) for products/completed operations aggregate; and two million dollars ($2,000,000) general aggregate.

3.	In addition to the above insurance coverage, Supplier will also maintain the following insurance coverage:

a.	Worker’s Compensation - Statutory as required by state law;

b.	Employer’s Liability - $100,000 per accident for bodily injury or disease; $500,000 in the aggregate for disease; and

c.	Commercial Automobile Liability - $1,000,000 combined single limit covering bodily injury and property damage arising out of the use of any owned, non-owned, leased and hired autos

4.
The policy(ies) will designate “United Natural Foods, Inc. and its affiliates” as additional insureds on a primary non-contributory basis, and will be endorsed to provide contractual liability insurance in the amount specified above, specifically covering Supplier's obligations to defend and indemnify UNFI as set forth in the UNFI supplier agreement and specifying that such coverage is primary and not contributory. The policy(ies) will also contain a waiver of subrogation in favor of United Natural Foods, Inc. and its affiliates.

5.
Supplier will provide a certificate of insurance for such coverage, provided by a carrier or carriers with an A.M. Best rating of at least A-, Financial Size category 7, and stating that “United Natural Foods, Inc. and its affiliates” are additional insureds. Supplier will deliver the certificate(s) to Supplier’s UNFI Buyer or Category Manager no later than the Effective Date, and annually thereafter. Supplier’s failure to provide a current, updated COI may result in a disruption of service and may prevent UNFI from purchasing from Supplier.

6.
The policy(ies) and certificate(s) will also specify that UNFI will be given at least thirty (30) days prior written notice by the insurer in the event of any material modification, cancellation or termination of coverage.

NOTE: A request for confidential treatment has been made with respect to the portions of the following
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AA.	AUDITS AND INVOICING
UNFI reserves the right to conduct third party audits on payments and invoices, which may result in a deduction after the original payment is made.

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These audits may be conducted within twenty-four (24) months of the close of the UNFI fiscal year in which the transaction(s) occurred.

BB.	RECALLS AND PRODUCT WITHDRAWALS

1.
Supplier shall cooperate with UNFI on all recalls and market withdrawals, promptly provide information requested by UNFI as needed for UNFI to administer a recall or market withdrawal and comply with all applicable requirements, including but not limited to UNFI’s Recall Policy for Suppliers, as may be amended from time to time. In the event of a recall or market withdrawal (as defined below), UNFI will charge Supplier back for all fees related to the recall or market withdrawal, including, but not limited to, any Customer fees related to the recall and charged to UNFI, costs associated with Product retrieval from retail stores, storage, shipping, disposal related costs, and all communication related expenses. Furthermore, UNFI reserves the right to charge back to Supplier any costs and/or fees assessed to or imposed upon UNFI by its Customer(s) resulting from or relating to a press release, government advisory or warning letter relating to the Product. UNFI utilizes a third party recall notification service company called Recall Info Link. This service allows UNFI to contact all Customers within four (4) hours, allowing UNFI to meet compliance regulations. The charges for customer contact via Recall Info Link will be charged back to affected Suppliers. For customers not reached via Recall Info Link, UNFI Customer Service will contact said customers and will charge back Supplier for costs incurred.

a.
Recall means a Supplier’s removal or correction of a Product that the FDA or USDA considers to be in violation of the laws it administers and against which an agency may initiate legal action (e.g. seizure). Recall does not include a market withdrawal or stock recovery. Market withdrawal means a Supplier’s removal or correction of a Product which does not pose a potential threat to consumer health or safety, is not materially misleading, and is not subject to legal action by the FDA or USDA.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

2.
Supplier must promptly notify UNFI of all recalls and market withdrawals involving Supplier’s Products. Supplier must make every reasonable effort to notify UNFI prior to any public announcement of a recall or market withdrawal involving Supplier’s Products, but such notification must, in all events, occur within six (6) hours of Supplier’s decision to recall or announce a market withdrawal.

3.	In the event of a recall, Supplier must promptly notify UNFI by completing a Supplier Notification Report and submitting the report electronically via recalls@UNFI.com.

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4.	In the event of a market withdrawal, Supplier must promptly notify UNFI by completing a Supplier Notification of Market Withdrawal form and submitting the report electronically to recalls@UNFI.com.

CC.	UNACCEPTABLE PRODUCTS
“Unacceptable Product" means any one of the following if applicable to Supplier’s Products:

1.	The Product is unable to maintain its quality and integrity in accordance with industry standards for the duration of the Product's shelf life;

2.	The Product is unable to maintain its integrity with respect to its packaging, labeling and/or UPC compliance in accordance with industry standards;

3.	The Product fails to meet the applicable warranties of this Agreement; or

4.	The Product is the subject of a recall.
UNFI may refuse to accept delivery of Unacceptable Products. If Unacceptable Product has been delivered to UNFI or if, after delivery to UNFI or its customer, the Product is discovered to be Unacceptable Product through no fault of UNFI or its customer, Supplier shall accept Products for return, for full credit and with freight paid by Supplier. Alternatively, at Supplier’s discretion and expense, UNFI may dispose of such Unacceptable Product in a manner as the circumstances may reasonably dictate and Supplier shall reimburse UNFI for any amount by which the sale or disposal price realized by UNFI will be less than UNFI’s cost of the Product plus reasonable expenses for such sale or disposition. Notwithstanding any other provision of this Section, Supplier will not be required to reimburse UNFI for Unacceptable Product if the unacceptability resulted solely from negligence or willful misconduct in the handling of the Product by UNFI or a UNFI customer.

DD.	SUPPLIER & BROKER REPORTS
Where Suppliers use a broker, UNFI may provide aggregated information to facilitate broker compensation. Suppliers and Brokers Supplier Breakout Reports, and Sales by State Reports are available to a Supplier or Broker upon execution of the required documentation. The reports are provided within the time frames outlined in the agreement.

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5	New Products/Store Openings

A.	NEW PRODUCT INTRODUCTIONS
All new Product introductions must be supported by advertising and an off-invoice introductory discount for a minimum of ninety (90) days.
UNFI requires a six (6) month guaranteed sale on all new items. If any Products, when purchased by UNFI for the first time, do not reach a minimum sales level of five cases per week in the first six months of introduction, Supplier will arrange for the remaining Products to be promptly picked up from UNFI and will accept them for return and a full refund, unless the parties otherwise mutually agree on disposition.

B.	PRODUCT SAMPLES POLICY
In limited circumstances, UNFI may pull Product samples from its inventory to better market a Supplier’s Product. Product samples (including, but not limited to, samples of new Products and/or samples of regularly stocked items) may be pulled from UNFI inventory by UNFI sales representatives to introduce Supplier Product(s) to selected customers that do not currently stock the Product(s) or to photograph the Product(s) for use in UNFI publications (e.g., Natural Connection/Healthy Advantage, UNFI website) and processed as a Manufacturer Charge Back (“MCB”) at the regular wholesale price.
Any questions regarding UNFI’s Product samples policy should be directed to the Supplier’s SRM.

C.	OPENING ORDERS AND RETAILER PLACEMENTS
UNFI’s retail Customers generally require complimentary goods support for any new items or new stores. Because Suppliers typically do not have a financial relationship directly with the retailer, these charges are normally passed through UNFI and are either a lump sum payment / deduction agreed to between Supplier and Customer or in the value of a free product equivalent. The value of the placement is calculated at the item wholesale price, as UNFI will have performed the supply chain and SG&A (selling, general and administrative expenses) activity to distribute the new items to the account and in many cases physically cut them into the sections. It is expected that all Suppliers agree to support these programs. If the Supplier is unwilling to support their placement cost into retail distribution and recognizing that UNFI has no consumer equity with the brand or item (which is solely enjoyed by the Supplier), UNFI will not fund this program and will not offer the item as part of our assortment with the Customer. UNFI

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requires that Suppliers complete the Opening Order Form, which is available at https://unfinc.zendesk.com/home.

6	Product Promotions

A.	PROMOTIONAL PLANNING AND EXPECTATIONS

1.	Yearly promotional plans are encouraged with emphasis on quarterly promotions per Product group.

2.	An Annual Advertising Agreement is required for each region. Suppliers may not participate in any other UNFI marketing programs unless an Annual Advertising Agreement is current/signed.

3.
UNFI offers some marketing programs that require a Product’s performance to be in the top segment of its category. UNFI encourages its Suppliers to plan promotional spending for a Product in order to improve its category position and be considered for some of UNFI’s top “invitation only” marketing programs that may further increase the sales of the Supplier’s Product.

4.	UNFI Promotion Forms shall be completed and emailed to the SRM.

5.
Where UNFI is unable to purchase Products during a promotional period due to excess inventories, UNFI will require that Supplier shall credit UNFI for the difference in price of the current inventory carried and the promotional discount. This will permit UNFI to honor the promotion.

6.	Unless agreed to in writing, UNFI will do a deal match between our East and West regions and will apply regional deals nationally.

7.
If UNFI cannot purchase sufficient quantities during a promotional period to cover the quantities shipped at the discount, it will, on a per region basis, require a credit for the difference in the price of the current inventory carried and the promotional discount. This will allow UNFI to honor the promotion. This will be deducted automatically with no prior authorization or notice given and is expected to be honored.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

B.	MANUFACTURER CHARGE BACK (MCB)
Unless otherwise agreed to with the SRM, UNFI does not accept promotions based solely on MCBs. UNFI calculates MCBs based on wholesale pricing.

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

C.	EVERYDAY LOW PRICING (EDLP)

1.
EDLPs are Customer specific deals submitted by a Supplier/broker for a minimum of six (6) months. EDLPs submitted for any store that is a member of a chain will be honored for all members of that chain.

2.
EDLPs must be submitted on the UNFI EDLP form (which can be obtained from your chain (Key Account Manager). The East Region requires a sixty (60) day lead time. The West Region requires a ten (10) business day lead time. EDLPs not timely received for the indicated start date will take effect the day after they are entered into UNFI’s system. EDLPs cannot be backdated. Credits will not be issued for EDLPs not timely submitted. EDLPs must be submitted with a specific end date (e.g. DD/MM/YY) or they may be submitted as “ongoing.” EDLPs identified by the Supplier as “ongoing” require a sixty (60) day lead time and will end only after receiving sixty (60) days notification from the Supplier or Supplier’s broker. It is the Supplier’s/Supplier’s broker’s responsibility to inform the Customer of the EDLP end date.

3.	Any extensions to an EDLP must be submitted on a new EDLP form with the appropriate lead time. UNFI will not issue credits for lapsed EDLPs.

4.	UNFI will not be responsible for tracking, monitoring, or providing performance reporting on any Customer on an EDLP program, and will not be responsible for enforcing case minimums or maximums.

5.
Changes to Product pricing or pack size, additions/deletions of SKUs, or introduction of new seasonal or special promotional items that necessitate a change to the original EDLP shall be submitted by Supplier or Supplier’s broker. Supplier must submit such changes with a new EDLP Form, which can be obtained from the SRM, and other UNFI forms, as applicable. To ensure that UNFI can administer accurate customer discounts and pricing, where Customers do not require price change lead time, Suppliers must submit EDLP forms a minimum of seven days prior to the discount start date. Where Customers do require price change lead time, Supplier must submit EDLP forms a minimum of 60 days prior to the discount start date. Suppliers that fail to comply with these notice requirements may forfeit EDLP discounts. UNFI reserves the right not to issue credits for discounts missed due to untimely submission of an EDLP.

6.	EDLP discounts shall be submitted as MCB percentage discounts. If there is an off invoice (purchase order allowance) during the EDLP deal period the off invoice will be backed out of the MCB.

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

D.	TURNOVER POLICIES
A turnover order (“Turnover Order”) is any one-time deal a Customer has authorized a Supplier or broker to submit in writing or through the UNFI portal. A turnover can be for the purposes of basic stocking, line extension, promotion, store demonstration, store expansion, new store opening, new Product placement or Product replacement. Only UNFI will determine the UNFI contribution to Turnover Order deals, if any.

1.	UNFI requires a minimum of two business days to process Turnover Orders.

2.	All Turnover Orders must be submitted on the Turnover Form via email, fax or mail. UNFI will not accept Turnover Orders via telephone.

3.	Turnover Orders will not be back ordered or held for Product availability.

4.	Order quantities on Turnover Orders should reflect UNFI case pack (unit of issue). Quantities will be entered for the case pack of the product number submitted.

5.	UNFI item code numbers and store account numbers must be on all Turnover Orders.

6.	The Turnover Form must be completed with all information.

7.	A four week lead time is required for ad items, demo Products, or holiday stock. Please include the aforementioned information on the Turnover Form.

8.	All promotional items must be shipped within the published dates specified on the front cover of UNFI’s Monthly Specials Book.

9.	A separate Turnover Form is required for each ship date and each customer.

E.	ADMINISTRATIVE FEES
Our Customers may elect to engage UNFI to process billings for various programs, many of which are often directly negotiated and determined by the Supplier (or their representative) and the Customer. In addition to the internal administrative expense (which can be significant depending on the scope of the activity and the efficiency of the billing from the Customer) UNFI often acts as a “bank” in that the Customer automatically and immediately

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

deducts from UNFI, while payment from the participating Supplier typically lags. As a result, UNFI will charge participating Suppliers a menu of administrative fees depending on the specific activity.
Suppliers have the option to manage and process these financial and/or marketing transactions directly with the Customer and avoid any UNFI administrative fees. By electing to process any financial/marketing transactions through UNFI, the Supplier expressly agrees to all UNFI policies related to these administrative fees.

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

F.	RESETS AND OTHER RETAIL SERVICES
UNFI, UNFI’s Suppliers and UNFI’s Customers all share responsibility for promoting a Supplier’s Products. Many of UNFI’s Customers, including supermarkets, have retail services programs in place to help promote Products that may include, but are not limited to: category updates, major resets, minor resets, shelf strip updates, hardware maintenance and hardware updates. Customers bill UNFI directly for the costs and administrative fees associated with such programs and services and UNFI is then expected to collect these funds from its Suppliers. These costs and fees are typically collected in the form of a deduction. It is the Supplier’s responsibility to cover all of the costs and fees charged to UNFI by its Customers for resets and other retail services performed in connection with the promotion of Supplier’s Products.

7	Marketing and Advertising
UNFI’s Advertising & Marketing Programs have been designed to promote Supplier Products to UNFI Customers and to the end consumer. UNFI’s programs build brand awareness, advertise promotions and seasonal Products, educate store buyers and target specific channels such as natural/organic retailers, supermarkets and foodservice.
Participation in these programs is encouraged for the long-term growth and success of a Supplier’s product line.

A.	TRADE MARKETING AND ADVERTISING PROGRAMS
These programs target retailers, supermarkets and foodservice.

1.
Tri-Annual Wholesale Catalog Advertising - The Wholesale Catalog is the main reference for UNFI Customers for Products, pricing and ordering. Suppliers can use Wholesale Catalog advertising to highlight key selling points and build brand awareness.

2.	Monthly Specials Book - The Monthly Specials Book offers the opportunity to focus attention on a Supplier’s new products, promotions and seasonal Products.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

3.
Website Advertising Program - The Website Advertising Program includes display advertisements and “ads-as-content” advertising options on UNFI’s secure Customer website. Ads can be targeted to specific channels, regions and DCs and can be linked to additional information, videos, etc.

4.
Foodservice Advertising - The Foodservice Catalog, published three times a year, contains Products hand-picked for the foodservice channel. Foodservice advertising programs include catalog, email and website banner ad opportunities.

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

B.	CONSUMER MARKETING AND ADVERTISING PROGRAMS
These programs target the end consumer in the natural channel.

1.	Consumer Circular Programs, the Natural Connection and Customized Marketing Program - These Programs drive Product sales, encourage consumer trial and promote brand loyalty.

2.	HEALTHY Clippings® Coupon Tear Pad Program - This program promotes trial purchases.

3.	Celebration Programs - The Celebration Programs combine consumer education and promotions focused on selected categories and special interests, including supplements, Earth Day and non-GMO Products.

4.	Trailer Advertising - UNFI’s trailers can be used as rolling billboards and can be targeted to focus on certain specific geographic regions.
Additional information about the above programs is available through SRMs.
**NOTE: Prices and program options for Marketing and Advertising Programs are subject to change. UNFI will deduct all UNFI’s payments due on advertising invoices from UNFI’s payments to Supplier.

8	Shipping and Receiving Products

A.	BACKORDERS
UNFI does not accept back orders.

B.	BIOTERRORISM ACT OF 2002
The Establishment and Maintenance of Records under the Public Health Security and Bioterrorism Preparedness and Response Act of 2002 (the “Bioterrorism Act”) states, in part:

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Persons who manufacture, process, pack, distribute, receive, hold, or import food in the United States must establish and maintain the following records to identify the immediate previous sources and immediate subsequent recipients for all food they receive and release . . . : Name, address, telephone number and, if available, fax number, and e-mail address of the immediate previous source and subsequent recipient; adequate description; date received or released; for persons who manufacturer, process, or pack food, the lot or code number or other identifier; quantity and how the food is packaged; and name, address, telephone number and, if available, fax number, and e-mail address of the transporter who

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

transported the food to and from you”. 69 Federal Register 236, Dec. 9, 2004, 71563-564.

1.
Deliveries: All deliveries to UNFI of Products covered by the Bioterrorism Act (e.g. “food” and beverages for humans and animals and related packaging, as defined in the Bioterrorism Act) must comply with the Bioterrorism Act, including, but not limited to the requirements set for in Section V(B)(2).

2.	DC receiving and shipping: Each driver shall provide the following information to the UNFI receiving or shipping office personnel at the time of the driver’s scheduled check-in:

a.	Driver’s name and photo proof of identity: valid commercial driver’s license (CDL) and/or company issued photo badge identification. All identification will be photocopied.

b.	Transporter/carrier company name and street address, city, state, zip code (a P.O. Box address is insufficient), telephone number, fax number and email address.

If any driver is unable or unwilling to supply this information, the load will not be loaded or unloaded at any UNFI location, including UNFI distribution centers, or any delivery location designated by UNFI.

C.	PRODUCT TAMPERING
UNFI reserves the right to refuse Products that appear to have been tampered with.

D.	DATE CODES

1.
UNFI requires that all Products be identified with an open coded shelf life or “use by” date, which shall appear on the Product and be printed on the outside of the shipping case. UNFI reserves the right to accept products that do not adhere to this requirement, however in all such cases supplier must provide the actual expiration date, by product, on the packing slip and/or Bill of Lading.

2.
UNFI requires that the shelf life of all Products be at least 75% of the production shelf life at the time of receipt. UNFI requires that the Supplier provide the appropriate SRM written, updated information regarding production shelf life and guaranteed minimum shelf life at time of receipt.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

3.	If Products do not have a human readable calendar expiration date on the outside shipping case, UNFI will bill-back any Products that are not sold before the expiration date on the package.

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

E.	MIS-SHIPS/SHORTAGES/OVER-SHIPS

1.
Supplier shall maintain a 95% fill rate or higher. Failure to meet or exceed the acceptable service level may result in item replacement and discontinuation or financial penalty. If UNFI is shorted items on incoming orders and Product subsequently becomes available, Supplier shall notify and expedite these items to our distribution centers at the Supplier’s expense.

2.
In the event of a mis-ship and UNFI receives Product that it did not order, UNFI will notify Supplier of the Product and inventory count, and Supplier will be responsible for all costs associated with the mis-ship.

3.	Supplier must notify the UNFI Buyer of any shortages/out of stocks before delivery or pickup. Any Product shorted will be placed on a new PO and will be shipped at Supplier’s expense.

4.
In the event an over-ship occurs, UNFI may agree to receive the Product above and beyond the purchase order quantity at a discounted rate of 35% OI, with a $35 minimum charge, unless instructed otherwise by Supplier.

5.
Where an over-ship occurs and UNFI declines to receive the Product into inventory, UNFI may, in its sole discretion, store the Product in its DC. Any such Product must be removed from the DC within two weeks of the date that it was received at the DC. In the event that the Product is not removed from the DC within two weeks, UNFI may, in its sole discretion, dispose of any such Product stored in the DC, and assess a fee of $25 per pallet per week for any such product that UNFI. Any costs associated with removal, as well as the $25 per pallet per week fee, shall be borne by and charged back to Supplier. UNFI assumes no liability for any over-shipments stored in its DC.

F.	TITLE AND RISK OF LOSS
Title to and risk of loss of Products pass to UNFI, free of any encumbrances, on pick-up by UNFI at Supplier’s dock or, if applicable, upon delivery to the destination designated by UNFI. Each delivery will be invoiced by Supplier, and the invoice will include Product description and quantities sold. Supplier acknowledges and accepts that all shipments and/or pick-ups of Product for delivery to UNFI are subject to final count by UNFI. The parties agree to work in good faith to resolve any disputes relating to Product count.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

G.	LATE/UNSCHEDULED LOADS
A delivery appointment specifying the date and time of delivery is required for all loads. Suppliers will be assessed a fee for late and/or unscheduled deliveries. These fees, set forth below, are subject to change without notice and at any time

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

at UNFI’s sole discretion. All fees must be paid by Supplier or Supplier’s carrier at the time of delivery and prior to unloading. No exceptions will be made.

31 - 60 Minutes Late	$50.00 per occurrence
Over 60 Minutes Late	$200.00 per occurrence
Unscheduled Load	$300.00 per occurrence
No Show/Rescheduled with less than 72 hours of the appointment time	$300.00 per occurrence
UNFI reserves the right to refuse delivery of any late or unscheduled load.
Delivery drivers and co-drivers are not allowed on UNFI docks without permission from UNFI management. UNFI may, in its sole discretion, invite drivers and/or co-drivers onto a UNFI dock while UNFI verifies temperature readings.

H.	LOADS UNLOADED PRIOR TO SCHEDULED APPOINTMENT
A delivery appointment specifying the date and time of delivery is required for all loads. In the event that Supplier asks to unload prior to Supplier’s scheduled appointment, UNFI will, in its sole discretion, determine if the request can be accommodated. If UNFI accommodates Supplier’s request to unload prior to its scheduled appointment, UNFI will assess a fee. These fees must be paid at the time of delivery and prior to unloading. No exceptions will be made.

Unloading 24 hours or more prior to the appointment date and within normal receiving hours	$50.00 per occurrence
Unloading 24 hours or more prior to the appointment date and outside of normal receiving hours	$100.00 per occurrence

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

I.	LOADS NOT AVAILABLE AT TIME OF SCHEDULED PICK-UP
UNFI schedules loads for pick up at the Supplier’s dock according to an agreed upon schedule. In the event that loads are not available for a scheduled pick-up by UNFI or its carrier or if UNFI or its carrier is detained at Supplier’s dock, UNFI shall assess the following fees:

Truck Order Not Used (TONU)	$350 per occurrence

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

Detention	$60 per hour after 2 hours from the original pick-up appointment. If UNFI or its carrier is late, detention fees shall not apply.

J.	PALLETIZATION OF PRODUCTS
All Products will be palletized on standard GMA pallets according to the Tier/High (TI/HI) specifications when provided by UNFI. Anytime multiple SKUs are shipped on a pallet they must be separated by a pallet or they will be subject to lumper fees.

K.	PALLET EXCHANGE POLICY

1.	UNFI will pay $4.50 for exchange pallets and $6.50 for each #1 grade pallet only if so noted on the bill of lading.

2.	The delivery bill of lading and invoice must indicate the number and type of pallets exchanged (“ins and outs”) for UNFI to authorize payment.

3.	UNFI does not participate in any pallet pool programs (e.g. CHEP) nor will UNFI accumulate pallets for return.

4.	UNFI does not accept iGPS plastic pallets.

5.	UNFI will exchange pallets one for one.

L.	CASE SPLITTING
UNFI reserves the right to charge $0.50/case for any grocery items it case splits in its distribution centers to allow for one shelf facing at retail. This does not apply to inner packs or each pick items. UNFI encourages Suppliers to utilize proper case packs acceptable to the retail community instead of requiring case splitting.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

M.	LUMPER FEES
Absent different language set forth in a contract, Supplier acknowledges and agrees that Supplier and/or Supplier’s carrier shall use a third-party unloading service selected by UNFI. UNFI does not permit “driver breakdown,” and inbound shipments must be unloaded by this unloading service.
Supplier further acknowledges and agrees that Supplier shall be responsible for all fees associated with such unloading services, whether paid directly by Supplier to the third-party unloading service or negotiated between Supplier and Supplier’s carrier as a portion of the transportation costs. Such fees have been negotiated between UNFI and the unloading service and are available to Supplier upon request. All Suppliers and/or Supplier’s carriers must set up an account directly with the unloading service, as UNFI does not permit the use of cash on

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

its docks. Suppliers should contact their SRMs for more information regarding setting up an account. UNFI will not accept any charges related to Supplier-selected inbound carriers, nor will related charges be accepted on any Supplier invoice.
Any and all fees related to break down of any and all freight where UNFI is the “bill to” party must be coded as a loading/unloading fee on a separate line item on the freight invoice. Fees for such charges will not be processed or paid if on separate invoices. Copies of the lumper fees as well as copies of the bills of lading must be included with Supplier’s freight bill. In addition, if Supplier’s deliveries are managed by UNFI's Inbound Logistics Team, in order to be processed for payment, Supplier must provide third party provider unloading receipts.
RATES ARE SUBJECT TO CHANGE. Changes will be posted on Supplier Portal or UNFI website with as much advance notification as possible.
https://unfinc.zendesk.com/home
If the Supplier/shipper is paying the freight expense, UNFI is not responsible for the lumper charges. If carriers currently deliver both prepaid and collect freight from any of UNFI’s facilities, please be prepared, as UNFI isolates prepaid vendors that will be required to pay for this service. The carrier will need to include these charges on its bills to those prepaid Suppliers, not to UNFI Inbound Logistics.

August 1, 2014

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Supplier Policies and Guidelines

9	Information & Forms

B.	7 STEP SET UP PROCESS

NEW SUPPLIER PRODUCT CHECKLIST

C.	COI (CERTIFICATE OF INSURANCE) EXAMPLE

D.	W-9

E.	2013/2014 AD AGREEMENT

F.	SUPPLIER INFORMATION FORM

G.	OPENING ORDER - RETAILER PLACEMENT

H.	GUARANTEED SALE FORM

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

I.	FREIGHT PICK-UP FORM

J.	SUPPLIER/BROKER REPORTS

K.	ROUTING GUIDE

L.	THIRD PARTY UNLOADING SERVICE RATE SCHEDULE

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